                       ANNUAL REPORT  |  December 31, 2000

                            The Strong

                                 G R O W T H

                                            Funds

                                 [PHOTO HERE]


Strong Discovery Fund

Strong Dow 30 Value Fund

Strong Large Cap Growth Fund

Strong Mid Cap Disciplined Fund

Strong Strategic Growth Fund

Strong Growth Fund

Strong Opportunity Fund

                                                     [LOGO APPEARS HERE] Strong

                       ANNUAL REPORT | December 31, 2000


                            The Strong Growth Funds

                              -------------------

                               Table of Contents

Investment Reviews

     Strong Discovery Fund..........................................................  2

     Strong Dow 30 Value Fund.......................................................  4

     Strong Large Cap Growth Fund...................................................  6

     Strong Mid Cap Disciplined Fund................................................  8

     Strong Strategic Growth Fund................................................... 10

     Strong Growth Fund............................................................. 12

     Strong Opportunity Fund........................................................ 14


Financial Information

     Schedules of Investments in Securities

          Strong Discovery Fund..................................................... 16

          Strong Dow 30 Value Fund.................................................. 18

          Strong Large Cap Growth Fund.............................................. 19

          Strong Mid Cap Disciplined Fund........................................... 21

          Strong Strategic Growth Fund.............................................. 22

          Strong Growth Fund........................................................ 24

          Strong Opportunity Fund................................................... 26

     Statements of Assets and Liabilities........................................... 29

     Statements of Operations....................................................... 32

     Statements of Changes in Net Assets............................................ 35

     Notes to Financial Statements.................................................. 38


Financial Highlights................................................................ 47


Report of Independent Accountants................................................... 52

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO HERE]

Respect the Fed

The first year of the new millennium was one most investors are not likely to forget. Having grown accustomed to one of the most awesome bull markets in history, and after hearing expert after expert declare that things have fundamentally changed and the old rules of security analysis no longer apply, reality returned with a vengeance in 2000. Investors were rudely reminded how hard it is to make money and to hold onto an investment portfolio. Who could have foreseen the high-flying Nasdaq dropping over 38% for the year?

Many people believe that the Federal Reserve Board's efforts in raising interest rates in order to slow the growth of the economy was the major force behind last year's market correction. At present there is a debate raging over whether, and if so, when, the economy will respond to the Fed's aggressive 1/2% rate cut on January 3 and the pursuant cut of 1/2% on January 31. Optimists argue that Mr. Greenspan and his colleagues are prepared to do whatever it takes to reinvigorate the economy. Meanwhile, pessimists argue just as persuasively that the system will sputter in spite of the Fed's efforts to energize it.

At Strong, we believe the Federal Reserve's abrupt and stunning interest-rate cuts in January were part of a message that came across loud and clear. Understanding the Fed's intent, while not exactly like reading tea leaves, nonetheless requires a certain facility for reading between the lines. The Fed tends to speak indirectly and elliptically.


The Fed's actions, especially the interest-rate cut on January 3, coming as it did without warning and in the middle of the market day, are truly significant. Likewise two cuts of 1/2% each, rather than the more traditional 1/4% move, further testifies to the seriousness of the central bank's intent. Moreover, the text of the press releases that accompanied these reductions, in our opinion, clearly conveyed that more rate cuts are coming.

The Fed fully understands the entrepreneurial spirit of the American culture. We are a nation of people who make things happen. In our opinion, investors should believe the Fed will get our economy back on track. The stock market does not wait for everyone to have full confidence before it makes its move. Wise investors respect the Fed's power, anticipate its intent, and get back in the market ahead of time. Otherwise, they just might miss the boat.

If past is prologue, investors should benefit during the next two to three years. The key is to learn from the market's last speculative binge when so many people seemed to treat investing like a game. Real investing is serious business. It requires a long-term goal, a balanced portfolio of stocks and bonds, plenty of patience, and a recognition that time and the mathematical miracle of compounding are on your side.

Investing is not entertainment. It is a serious endeavor. Please treat it as such.

                                                                        /s/ Dick

Strong Discovery Fund

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Your Fund's Approach

The Strong Discovery Fund seeks capital growth. It invests in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, he has the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would then primarily invest in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.
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                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-87 to 12-31-00

                                    [GRAPH]

              The Strong Discovery Fund     Russell 2000(R) Index*     Lipper Multi-Cap Growth Funds Index*
Dec 87                  $10,000                    $10,000                          $10,000
Dec 88                  $12,445                    $12,502                          $11,216
Dec 89                  $15,428                    $14,535                          $14,885
Dec 90                  $15,005                    $11,704                          $14,005
Dec 91                  $25,151                    $17,093                          $20,166
Dec 92                  $25,639                    $20,240                          $21,752
Dec 93                  $31,333                    $24,061                          $24,876
Dec 94                  $29,553                    $23,622                          $24,173
Dec 95                  $39,845                    $30,343                          $32,324
Dec 96                  $40,439                    $35,347                          $38,095
Dec 97                  $44,825                    $43,252                          $46,837
Dec 98                  $47,981                    $42,152                          $58,452
Dec 99                  $50,516                    $51,111                          $85,546
Dec 00                  $52,520                    $49,567                          $75,235

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Strong Discovery Fund performed well relative to its benchmark for the year, the Russell 2000 Index,* which returned -3.02%. Like most funds and the overall market, it started the year with a strong gain. However, by spring when the stock market correction was in full force, the Fund held up relatively well. Fortunately, we held on to the strong performance achieved in the spring through the balance of the year.

Q: What market conditions, market events, other factors and investment strategies and techniques impacted your Fund's performance?

A: Late in 1999 and in the early months of 2000, it became clear to us that stock-market valuations had gotten too high, particularly in technology stocks. To reduce this risk, and to retain the gains made early in the year, we began to shift the Fund to a more conservative posture beginning in March. The most significant adjustment made was to reduce the Fund's exposure to technology stocks.

     The Fund also benefited from one important offensive bet. Throughout the year, we maintained an overweighed position in energy stocks. It was, and remains, our view that we as a nation have neglected our energy infrastructure for most of the past two decades. Without adequate capital investment, it was inevitable that it would become increasingly difficult to supply our ever-growing appetite for oil and natural gas. With the recent rise in energy prices, investment is once again flowing into this sector of our economy. Our investments in this area are benefiting from this. Additionally, we were fortunate to have had very few problem stocks during the year. Focusing the Fund's investments in established companies that were earning a profit, combined with frequent inquiries regarding business conditions, certainly paid off.

Q:   What is your future outlook?

A: As we enter the new year, the economy has slowed significantly and many companies are having difficulty meeting their profit targets. Fortunately, there are two important "life preservers" that can be utilized in an effort to reverse this trend--lower interest rates and lower tax rates. The Federal Reserve has already begun lowering interest rates, and it appears a tax cut is imminent. With this medicine, I am optimistic that we may have a good environment in which to invest.

     Charles A. Paquelet
     Portfolio Manager

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                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                              1-year       3.97%

                              3-year       5.42%

                              5-year       5.68%

                             10-year      13.35%

                          Since Inception      13.61%
                               (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The Russell 2000(R)Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dow 30 Value Fund


Effective 12-13-00, the subadvisory agreement with Horizon Investment Services, LLC terminated and Karen E. McGrath became the portfolio manager of the Fund.

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Dow 30 Value Fund seeks capital growth. It invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM) (DJIA)1. The Fund indexes half of its assets to the DJIA. With the remaining assets, the Fund's manager adds to positions in select DJIA stocks based on several value criteria. This rating system takes into account such valuation measures as dividend yield, price-to-earnings (P/E) ratio, cash flow, discounted cash flows, value of discounted dividends, P/E ratio to growth rate, earnings momentum, and earnings revisions.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-00

         The Strong Dow 30 Value Fund     Dow Jones Industrial Average(SM) (DJIA)*    Lipper Larger-Cap Value Funds Index*
Dec 97          $10,000                        $10,000                                                $10,000
Mar 98          $11,126                        $11,171                                                $11,147
Jun 98          $11,272                        $11,411                                                $11,276
Sep 98          $10,064                        $10,047                                                $10,028
Dec 98          $11,611                        $11,812                                                $11,824
Mar 99          $12,444                        $12,643                                                $12,101
Jun 99          $13,977                        $14,227                                                $13,151
Sep 99          $13,083                        $13,461                                                $12,081
Dec 99          $14,498                        $15,023                                                $13,098
Mar 00          $14,131                        $14,312                                                $13,117
Jun 00          $13,611                        $13,729                                                $12,838
Sep 00          $13,764                        $14,054                                                $13,306
Dec 00          $13,810                        $14,290                                                $13,354

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund, which had a return of -4.75%, surpassed the -4.88% return of the Dow Jones Industrial Average(SM)* (DJIA(SM)). Relative gains during the middle and latter portions of 2000 offset significant underperformance in the first part of the year. The relative stability of the Fund's holdings allowed it to produce sound results for the 12-month period relative to the DJIA(SM), despite 2000's market turbulence.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the first half of 2000, the economy seemed on the verge of overheating, pulling against the Federal Reserve's policy to raise interest rates in an effort to keep inflation tame. The Federal Reserve appeared to declare victory over the inflation threat at its December 2000 meeting. At that point, it moved from its long-held, inflation-fighting stance and adopted an easing bias. That victory may have had a cost, however, as rising interest rates, increased energy prices, and a weak euro have combined to slow corporate earnings. The market's concern about the prospects for future corporate profitability, coupled with the turmoil of the Presidential election, resulted in a severe downturn during November and December. From the March 10, 2000 peak to their late-year trough, the S&P 500 average declined by about 17%, and the Nasdaq Composite declined more than 50%. During this same time, interest rates have fallen by a full percentage point. Stock-market valuations are now much more in line with historical norms, which leaves room for capital appreciation over the long term to mirror future growth in corporate earnings.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Because this Fund invests exclusively in the stocks that make up the Dow Jones Industrial Average, virtually all of the Fund's holdings represent companies that are leaders in their respective industries. Among these companies, we sought out those firms whose fundamental qualities and growth opportunities were strong enough to support the higher valuation levels typically afforded market leaders. To this end, we identified those companies that were experiencing revenue growth, improving their profitability, and offering incrementally higher rates of return on capital. In simple terms, we aimed to invest in companies that were selling more of their goods and services, making more money off those sales, and employing their capital more efficiently.

     The Fund's sector weightings have remained roughly neutral throughout 2000. Because the technology weighting in the Dow was significantly lower than that of the S&P 500, the Fund proved to be much less volatile than the broader market. The Fund's strong showing came from individual stock positions in a variety of sectors. Defensive stocks such as Philip Morris, Merck, and Johnson & Johnson added to performance. Also helping the Fund's performance were a number of capital goods companies, such as Boeing and Minnesota Mining & Manufacturing, and selected financials, including J.P. Morgan and Citigroup.

Q:   What is your future outlook?

A: The decline in stock prices during the fourth quarter seems to have adequately discounted the negatives that occurred during 2000, and the major imbalances in both the economy and the stock market have largely been corrected. Economic growth has slowed to a more sustainable rate, easing pressures on inflation and interest rates. Consequently, we should be able to look forward to a more favorable market environment in 2001.

     Karen E. McGrath
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                          1-year             -4.75%

                          3-year             11.36%

                 Since Inception             11.36%
                      (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ Dow Jones(SM), Dow Jones Industrial Average(SM), Dow 30(SM), The Dow(SM), and DJIA(SM) are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

    The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund

The Fund's fiscal year-end changed to 12-31-00.

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Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests at least 65% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index* at the time of investment. The Fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage, and have effective management. To a limited extent, the Fund writes put and call options and may invest in foreign securities.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-30-81 TO 12-31-00

         The Strong Large Cap Growth Fund      S&P 500 Index*    Lipper Large-Cap Growth Funds Index*
Dec 81            $ 10,000                       $ 10,000                     $ 10,000
Dec 82            $ 13,250                       $ 12,154                     $ 12,890
Dec 83            $ 18,719                       $ 14,895                     $ 15,807
Dec 84            $ 20,685                       $ 15,830                     $ 15,135
Dec 85            $ 25,936                       $ 20,852                     $ 20,107
Dec 86            $ 31,120                       $ 24,745                     $ 23,476
Dec 87            $ 33,001                       $ 26,044                     $ 24,257
Dec 88            $ 38,140                       $ 30,369                     $ 26,887
Dec 89            $ 39,139                       $ 39,992                     $ 35,571
Dec 90            $ 36,366                       $ 38,751                     $ 34,925
Dec 91            $ 48,578                       $ 50,557                     $ 47,966
Dec 92            $ 48,843                       $ 54,408                     $ 51,270
Dec 93            $ 59,852                       $ 59,892                     $ 56,734
Dec 94            $ 59,027                       $ 60,683                     $ 56,267
Dec 95            $ 74,963                       $ 83,487                     $ 75,915
Dec 96            $ 85,511                       $102,655                     $ 91,524
Dec 97            $106,181                       $136,905                     $116,776
Dec 98            $140,207                       $176,028                     $159,368
Dec 99            $223,975                       $213,073                     $214,856
Dec 00            $193,951                       $193,672                     $172,576

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q: How did your Fund perform?

A: The Fund's results were achieved in a difficult environment for growth stocks. It became increasingly difficult for investments favoring the growth style to outperform the S&P 500* as the year progressed, due largely to the impact of the Federal Reserve's efforts to slow economic growth by raising interest rates.

   During the year, the Fund's name was changed to the Strong Large Cap Growth Fund from the Strong Total Return Fund.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The overarching economic issue during the past year was the Fed's effort to slow economic growth. The Fed has raised the federal funds rate three times, taking it from 5.50% to 6.50%. This has had a chilling effect on economic growth, and particularly on stock-market valuations. The highest-quality companies with the highest growth have seen their price-to-earnings ratios shrink the most.

   This presented a difficult environment for growth-stock investing. The stock market degenerated into a trading environment where the lowest-quality growth companies and value-oriented companies often did better because their valuations didn't have much more room to fall. The volatility of stock movements became exaggerated, and rumors also began to have greater impact on stock-price movement. Despite the volatility and the weakness of the market, corporate S&P 500 earnings held up well, driven largely by productivity improvement and by improved demand.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We continued our strategy of identifying and investing in high-quality, high-growth stocks, but tactically we did adjust our focus to take into account higher interest rates and slower economic growth. Over the past year, we reduced our exposure to retail, technology, and financial stocks. We also increased our exposure to health care, biotechnology, and independent power producers.

   During the year, valuations of many technology issues were pushed down. Reducing our exposure to this area--even though it included many high-growth companies--helped to reduce some losses. When the Fed changes its posture on interest rates, we believe this group will provide us with an excellent shopping list for new investments.

   Probably the single greatest benefit to the Fund's performance came from its underexposure to consumer and retail stocks. These areas were significantly hit over the past year, based on expectations that consumers would spend less in a slower economic environment.

Q: What is your future outlook?

A: We are optimistic with regard to the stock market for the next year. That said, we have certainly seen the economy slow, not just in the United States, but globally as well. Another complicating issue is that the dollar has risen against other currencies.

   We believe we may have seen the end of the Fed's interest-rate increases, however, and looking forward, we have a brighter outlook overall. At the very least, we believe the glass has stopped emptying, and the basic forces that created the bull market over the past ten years are still in place. We believe the recent interruption triggered by higher interest rates is curative of the excesses in the economy. This should, therefore, allow for the resumption of the bull market, particularly for growth stocks. We believe the Federal Reserve will continue to cut rates not once, but several times, in an effort to stimulate economic growth. Technology and retail stocks that suffered while the Fed was raising rates are poised to lead the indices higher over the coming months.

   Thank you for your investment in the Strong Large Cap Growth Fund. We appreciate the confidence you've shown in us.

   Ronald C. Ognar
   Portfolio Co-Manager

   Ian J. Rogers
   Portfolio Co-Manager

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                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                1-year -13.41%
                                3-year  22.24%
                                5-year  20.94%
                               10-year  18.22%
                       Since Inception  16.89%
                            (12-30-81)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund

Effective 1-3-01 Charles A. Paquelet became the Fund's portfolio manager.

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests at least 65% of its assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index* at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. On-site visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-98 to 12-31-00

                                    [GRAPH]

                    The Strong Mid Cap Disciplined Fund            S&P MidCap 400 Index*      Lipper Mid-Cap Value Funds Index*
Dec 98                           $10,000                                 $10,000                          $10,000
Mar 99                           $11,740                                 $ 9,361                          $ 9,603
Jun 99                           $12,880                                 $10,687                          $10,835
Sep 99                           $11,420                                 $ 9,789                          $10,040
Dec 99                           $13,520                                 $11,472                          $11,193
Mar 00                           $15,580                                 $12,927                          $11,653
Jun 00                           $14,920                                 $12,501                          $11,413
Sep 00                           $15,200                                 $14,020                          $12,124
Dec 00                           $16,603                                 $13,481                          $12,379


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Index ("S&P MidCap 400") and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q: How did your Fund Perform?

A: The Strong Mid Cap Disciplined Fund had an above-average year, both in terms of beating its benchmark, the S&P MidCap 400 Index,* which returned 17.51%, and producing a high absolute rate of return. This strong performance was maintained throughout the year.

Q: What market conditions, market events, other factors and investment strategies and techniques impacted your Fund's performance?

A: Throughout the extreme volatility of the market, multiple Federal Reserve interest-rate hikes, and securities being richly valued compared to historical norms, the Strong Mid Cap Disciplined Fund benefited from three main factors:

   1. Focus on value. This Fund invests in companies whose stocks are priced at a discount to our estimation of their intrinsic value. By employing this discipline, we avoided the overvaluation bubble, which plagued many market sectors during the year.


   2. Industry weightings. As technology stocks continued their advance in the early months of 2000, we took this opportunity to reduce the Fund's technology holdings, which had become increasingly difficult to justify using our valuation criteria. This timely move proved very fortunate, as technology stocks declined sharply over the balance of the year. Also important was the Fund's high exposure to energy stocks. It has been our view that, as a nation, we would have to increase our investment in energy companies in order to supply our ever-growing demand for oil and natural gas. We therefore positioned the portfolio to profit from this outlook, which came to fruition on the heels of a steady rise in oil and natural gas prices during the year.

   3. Stock selection. Across a diverse group of industries, we were fortunate to have selected many of the better-performing stocks. We believe that this resulted primarily from adhering to our key criteria for evaluating companies for investment--particularly our valuation discipline. Several of the biggest contributors to 2000's strong return were: Nabors Industries, an oil service company; Republic Services, a waste collection and disposal company; and Sungard Data Services, which provides technology services.

Q: What is your future outlook?

A: As we enter 2001, the economy has slowed and companies are having difficulty meeting their profit targets. However, with lower interest rates and lower tax rates, we are optimistic that the economy will regain its momentum by the second half of the year. In anticipation of this, we have increased the Fund's holdings of consumer cyclical stocks, which we believe will be the primary beneficiaries of this part of the economic cycle.

   Charles A. Paquelet
   New Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                          1-year              22.80%
                          Since Inception     28.85%
                          (12-31-98)

--------------------------------------------------------------------------------

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Strategic Growth Fund

Effective 10-13-00 Charles A. Paquelet became the Fund's portfolio manager.

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Strategic Growth Fund seeks capital growth. It invests primarily in the stocks of medium- and large-capitalization companies, looking for those that may have long-term growth potential. Based on fundamental analysis, the Fund's manager seeks stocks of well-managed companies that produce needed or proven products (products for which there is a significant or growing demand in the marketplace) and that are market leaders in growing industries. In looking for well-managed companies, the manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. The portfolio generally holds 50 or fewer stocks. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 6-30-98 to 12-31-00

                                    [GRAPH]

          The Strong Strategic Growth Fund        S&P 500 Index*      Lipper Large-Cap Core Funds Index*
Jun 98               $10,000                        $10,000                        $10,000
Sep 98               $ 9,020                        $ 9,005                        $ 8,853
Dec 98               $11,250                        $10,923                        $10,753
Mar 99               $11,100                        $11,467                        $11,219
Jun 99               $12,750                        $12,275                        $11,840
Sep 99               $12,170                        $11,509                        $11,067
Dec 99               $14,553                        $13,221                        $12,834
Mar 00               $14,469                        $13,525                        $13,382
Jun 00               $13,786                        $13,165                        $13,077
Sep 00               $13,986                        $13,038                        $13,028
Dec 00               $13,215                        $12,018                        $11,889

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q: How did your Fund perform?

A: The Strong Strategic Growth Fund performed in line with its benchmark for the year. This included a slow start to the year, followed by a strong finish.

Q: What market conditions, market events, other factors and investment strategies and techniques impacted your Fund's performance?

A: The Fund had prematurely reduced its technology holdings at the beginning of the year, which, in hindsight, prevented us from fully participating in the strong performance of this sector through mid-March. However, this conservatism proved very fortunate during the balance of the year as technology stocks declined sharply. Two main issues that affected the market volatility were the interest-rate hikes by the Federal Reserve and the overvaluation of securities compared to traditional valuations.

   In the second half of the year, the portfolio benefited from a full exposure to financial, health-care, and energy stocks. The year-long decline in interest rates drove prices higher on many financial stocks. Examples of Fund holdings include Citigroup and American Express. Health-care stocks, such as Pfizer and Cardinal Health, benefited the Fund as portfolio managers sought refuge in this sector during the bear market in technology stocks. In addition, energy stocks rose steadily throughout the year, as oil and natural-gas prices kept moving higher.

   Also important was the Fund's continued focus on high-quality companies. While this did not insulate the Fund from incurring a modest decline for the year, it did enable us to avoid the severe losses registered by many second- and third-tier companies.

Q: What is your future outlook?

A: As we enter 2001, the portfolio is primarily invested in high-quality, market-leading companies. General Electric and United Parcel Service are examples of such companies. While these companies are not immune to the economic slowdown now taking place, their strong balance sheets and seasoned management teams should not only help them weather the current softness, but should also put them at the head of the pack if the economy regains its momentum.

   Charles A. Paquelet
   Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                  1-year     -9.19%
                         Since Inception     11.80%
                                (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Growth Fund seeks capital growth. It focuses on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-93 to 12-31-00

                                    [GRAPH]

              The Strong Growth Fund          S&P 500 Index*           Lipper Multi-Cap Growth Funds Index*
Dec 93                $10,000                     $10,000                            $10,000
Dec 94                $11,727                     $10,132                            $ 9,718
Dec 95                $16,535                     $13,940                            $12,994
Dec 96                $19,763                     $17,140                            $15,314
Dec 97                $23,528                     $22,859                            $18,828
Dec 98                $29,877                     $29,391                            $23,497
Dec 99                $52,302                     $35,576                            $34,389
Dec 00                $47,473                     $32,337                            $30,244

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q: How did your Fund perform?

A: The Strong Growth Fund was doing very well through September, but then as the markets became increasingly concerned with the slowing economy and Presidential election uncertainty, even the good stocks took it on the chin.

   This was the first year of down results after a good six years of strong returns since inception. Our philosophy is to own the leading growth companies, do well in the up years, and hang in there in the down years--and use the down periods to accumulate stocks for the next up cycle.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Down markets get their start from some form of excess in the system and a Federal Reserve that continued with interest rate hikes to slow things down. The results are usually a slowing economy (which we have), declining earnings growth (as seen in the second half of 2000 and with concern for the first half of 2001), and a downward re-evaluation of stock prices (as measured by the price-to-earnings ratio).

   Growth stocks benefited early in the year from the continued strong money flows that pushed stock prices up. This, however, ended in April. In the past few months, investors became more cautious and cash began to build up on the sidelines waiting for more assurance on the earnings outlook. We think that the Federal Reserve waited too long to stimulate the economy by cutting interest rates, and got behind the curve. The hoped-for soft landing now could become a recession at least for the consumer and for corporate profits, which would put more downward pressure on stock prices in the late-cycle and higher-valuation categories.

Q: What investment strategies and techniques impacted your Fund's performance?


A: Technology stocks boomed into April and became more than fully valued. To be true to our sell disciplines, which are an important element of risk management, we had to take action to reduce our exposure to these stocks. In particular, we sold Internet, PC, and most semiconductor stocks from the spring through the summer. We even had to reduce our positions in favored companies involved in infrastructure, options, and software. Big gains in these stocks over the past two years caused us to realize capital gains, but we strived aggressively to use any losses to offset the taxable impact of these gains.

   As we reduced other positions that had become richly valued, we redeployed those assets in areas that met our investment criteria--including sensible valuations. Among the sectors that occupy increased weightings in the portfolio are financial services, health care, natural gas, and oil service companies.

Q: What is your future outlook?

A: We expect volatility to continue at a high pace until investors gain more confidence. In our estimation, the Fed will need to cut rates another 1.00% or more to get a good cyclical recovery in earnings underway. The long term is still attractive for high-quality growth stocks. As interest rates decline, small-capitalization and medium-capitalization companies should increase as a percentage of the portfolio. We see good values appearing again in the marketplace, and we have the Fed starting to be our friend again. Therefore, the next few months will be used to position the fund for the upturn in earnings that we believe should occur later in the year and beyond.

   Thank you for your long-term commitment to the Fund and your patience during these market-transition periods.

   Ronald C. Ognar
   Portfolio Manager

-------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                Investor Class
                                --------------

                     1-year                -9.23%

                     3-year                26.36%

                     5-year                23.48%

            Since Inception                24.92%
                 (12-31-93)

                               Advisor Class /1/
                               -----------------

                     1-year                -9.52%

                     3-year                26.05%

                     5-year                23.18%

            Since Inception                24.61%
                 (12-31-93)

                            Institutional Class /2/
                            -----------------------
                     1-year                -8.89%

                     3-year                26.52%

                     5-year                23.58%

            Since Inception                24.99%
                 (12-31-93)


Equity funds are volatile investments and should only be considered for long-term goals.

-------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. It invests primarily in stocks of medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. He bases his analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-85 to 12-31-00

                                    [GRAPH]

           The Strong Opportunity Fund   Russell Midcap(TM) Index*    S&P MidCap 400 Index*    Lipper Multi-Cap Value Funds Index*
Dec 85           $ 10,000                     $10,000                        $ 10,000                      $10,000
Dec 86           $ 15,990                     $11,820                        $ 11,620                      $11,567
Dec 87           $ 17,893                     $11,847                        $ 11,383                      $12,267
Dec 88           $ 20,840                     $14,193                        $ 13,761                      $14,490
Dec 89           $ 24,694                     $17,922                        $ 18,649                      $17,565
Dec 90           $ 21,903                     $15,861                        $ 17,692                      $16,380
Dec 91           $ 28,845                     $22,445                        $ 26,556                      $20,789
Dec 92           $ 33,850                     $26,113                        $ 29,719                      $23,131
Dec 93           $ 41,022                     $29,848                        $ 33,866                      $26,307
Dec 94           $ 42,325                     $29,223                        $ 32,652                      $26,336
Dec 95           $ 53,868                     $39,292                        $ 42,757                      $34,503
Dec 96           $ 63,637                     $46,757                        $ 50,967                      $41,746
Dec 97           $ 78,557                     $60,320                        $ 67,406                      $52,979
Dec 98           $ 90,723                     $66,409                        $ 80,289                      $56,436
Dec 99           $121,016                     $78,517                        $ 92,110                      $59,788
Dec 00           $131,394                     $84,995                        $108,235                      $65,549

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, S&P MidCap 400 Index ("S&P MidCap 400") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index, as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q: How did your Fund perform?

A: Volatility and change were two of the constants affecting the stock market in 2000. The first quarter saw an acceleration in the performance of momentum-style investing. Following a peak in March, the next six months reflected a transition phase away from momentum investing and toward more traditional styles. However, the harsh reality of the transition only became evident in the fourth quarter, as indexes showed major price declines.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The volatility of the market was driven by three events. First, performance of the market over the past couple of years became increasingly concentrated in a few specific segments of the market. Valuations in these specific areas of the market were driven so high that they became increasingly unsustainable, and were set for a correction. Second, the Federal Reserve continued to increase rates in the first half of 2000, including a final, half-percent increase in May. Continued rate increases kept pressure on the stock market, particularly those that needed to tap into the markets for capital.

   Finally, after a decade of strong growth, the economy began to weaken at year-end. In addition to the sluggishness of the industrial segment of the economy, service and technology companies began to see their fundamentals deteriorate. While the changes occurring within technology offer exciting possibilities, the high valuations and speculative business plans left many companies vulnerable to the correction that began in March. After peaking up 20% for the year in early March, the Nasdaq began a precipitous decline and ended the year down almost 40%.

   The Fund's holdings in companies with strong fundamentals, solid financials, and understandable valuations such as Corning and Micron Technologies posted strong returns, but overall, technology holdings hurt the Fund and the broader market. Our underweighted position in technology and our strong stock selection, however, helped control risk during this volatile time.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited in 2000 from an overweighting in energy stocks. As oil and natural-gas prices rose, such companies as Apache Corp., Weatherford International, and Enron enjoyed solid performance. We are maintaining our overweighting in energy, as we believe strong fundamentals should allow stocks in this sector to experience further appreciation. Financial stocks also contributed positively to the Fund's performance. As the Federal Reserve stopped raising rates, many financials enjoyed a strong recovery; investors revisited the group to find improving fundamentals in addition to the favorable interest-rate environment. Our purchase of John Hancock during the year, as well as our holdings in Ace Limited and Mellon Financial, helped boost performance.

   Cyclical companies offered both positives and negatives for the Fund this past year. The slowing economy hurt our holdings in retailers and industrials. Even though such holdings as Mead and Nordstrom were hurt by deteriorating fundamentals, we believe that overall, fundamentals in old-economy stocks are nearing bottom. Valuations are now quite attractive, so we have taken the opportunity to add to existing positions and to add new stocks to the portfolio, such as Masco Corporation and Target. While the economy is at risk for further weakening of fundamentals, we believe Federal Reserve actions to keep interest rates low and potential tax relief from Washington should help support the economy.

Q: What is your future outlook?

A: The stock market remains in a transition mode, and must now develop a clearer picture of the depth and length of the economic downturn. Unfortunately, momentum investing is still playing a role in the market. Until the momentum style has been fully discarded and many of its adherents driven out of the market, we believe the market averages are likely to experience choppy performance. However, as has been the case in the past six months, we believe the average stock is likely to post reasonable performance, dependent on the strength of the economy.

   Richard Trent Weiss
   Portfolio Manager

-------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                Investor Class
                                --------------

                             1-year         8.57%

                             3-year        18.70%

                             5-year        19.52%

                            10-year        19.62%

                    Since Inception        18.73%
                         (12-31-85)

                                Advisor Class /1/
                                -----------------
                             1-year         8.21%

                             3-year        18.37%

                             5-year        19.20%

                            10-year        19.30%

                    Since Inception        18.42%
                         (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

-------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The Russell Midcap(TM)Index is an unmanaged index generally representative of the U.S. market for medium-capitalizaion stocks. The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 2000
-------------------------------------------------------------------------------

                             STRONG DISCOVERY FUND

                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 79.6%
Agricultural Operations 0.7%
Delta Dollar Pine Company, Ltd.                       58,5000    $ 1,224,844

Auto/Truck - Original Equipment 0.8%
Gentex Corporation (b)                                 70,300      1,309,337

Banks - Money Center 0.7%
Citigroup, Inc. (c)                                    23,955      1,223,202

Banks - Super Regional 0.8%
Comerica, Inc.                                         22,400      1,330,000

Banks - West/Southwest 0.1%
Cullen/Frost Bankers, Inc.                              3,900        163,069

Building - Heavy Construction 0.4%
Pitt-Des Moines, Inc.                                  18,100        595,038

Chemicals - Specialty 0.6%
Sigma-Aldrich Corporation                              23,800        935,638

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)(c)                       20,000        771,875

Commercial Services - Printing 0.8%
Consolidated Graphics, Inc. (b)                       109,800      1,310,737

Computer - Graphics 1.1%
Autodesk, Inc.                                         67,900      1,829,056

Computer - Integrated Systems 1.6%
Avocent Corporation (b)                                96,800      2,613,600

Computer - Memory Devices 1.1%
Microchip Technology, Inc. (b)                         50,825      1,114,973
SanDisk Corporation (b)                                28,100        779,775
                                                                 -----------
                                                                   1,894,748

Computer - Optical Recognition 0.0%
Optimal Robotics Corporation (b)                        1,400         46,988

Computer - Services 1.8%
Fiserv, Inc. (b)                                       20,600        977,212
InterNAP Network Services Corporation (b)              18,400        133,400
Sungard Data Systems, Inc. (b)                         39,100      1,842,588
                                                                 -----------
                                                                   2,953,200

Containers 2.3%
AptarGroup, Inc.                                       46,100      1,354,187
Crown Cork & Seal, Inc. (b)                           169,000      1,256,937
Ivex Packaging Corporation (b)                        103,800      1,135,313
                                                                 -----------
                                                                   3,746,437

Diversified Operations 1.6%
Agilent Technologies, Inc. (b)                         47,400      2,595,150

Electrical - Connectors 0.7%
Methode Electronics, Inc. Class A                      50,700      1,162,931

Electronics - Miscellaneous Components 0.5%
Vishay Intertechnology, Inc. (b)                       49,500        748,688

Electronics - Parts Distributors 4.4%
Avnet, Inc.                                           129,300      2,779,950
Kent Electronics Corporation (b)                      277,200      4,573,800
                                                                 -----------
                                                                   7,353,750
Electronics - Semiconductor Manufacturing 0.9%
Dallas Semiconductor Corporation                       55,800    $ 1,429,875

Electronics Products - Miscellaneous 1.8%
APW, Ltd. (b)                                          88,050      2,971,687

Finance - Equity REIT 3.5%
Liberty Property Trust                                 66,100      1,887,981
Pinnacle Holdings, Inc. (b)(c)                        422,500      3,828,906
                                                                 -----------
                                                                   5,716,887

Finance - Investment Brokers 0.5%
Lehman Brothers Holdings, Inc.                         12,000        811,500

Finance - Investment Management 1.4%
Waddell & Reed Financial, Inc. Class A                 61,925      2,329,928

Finance - Mortgage & Related Services 1.1%
Federal Home Loan Mortgage Corporation                 26,600      1,832,075

Finance - Savings & Loan 1.0%
TCF Financial Corporation                              37,900      1,688,919

Financial Services - Miscellaneous 0.8%
Concord EFS, Inc. (b)                                  30,100      1,322,519

Food - Miscellaneous Preparation 1.4%
Lancaster Colony Corporation (c)                       81,800      2,295,513

Insurance - Brokers 1.1%
Arthur J. Gallagher & Company                          29,600      1,883,300

Insurance - Life 2.2%
Lincoln National Corporation                           35,500      1,679,594
Protective Life Corporation                            58,600      1,889,850
                                                                 -----------
                                                                   3,569,444

Insurance - Property/Casualty/Title 1.2%
MGIC Investment Corporation                            21,700      1,463,394
XL Capital, Ltd. Class A                                6,900        602,887
                                                                 -----------
                                                                   2,066,281

Internet - E*Commerce 1.8%
Getty Images, Inc. (b)                                 94,250      3,016,000

Internet - Network Security/Solutions 0.6%
Network Associates, Inc. (b)                          252,300      1,056,506

Leisure - Gaming 0.5%
Park Place Entertainment Corporation (b)               69,000        823,688

Leisure - Hotels & Motels 1.2%
Hilton Hotels Corporation                             193,200      2,028,600

Leisure - Products 0.7%
SCP Pool Corporation (b)                               36,550      1,098,784

Leisure - Services 1.6%
Bally Total Fitness Holding Corporation (b)            80,000      2,710,000

Leisure - Toys/Games/Hobby 0.6%
Action Performance Companies, Inc. (b)(c)             426,650      1,013,294

Machinery - Construction/Mining 1.2%
Oshkosh Truck Corporation                              44,000      1,936,000

-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Media - Cable TV 0.5%
EchoStar Communications Corporation
  Class A (b)                                            35,360    $    804,440

Media - Radio/TV 0.9%
Clear Channel Communications, Inc. (b)                   10,846         525,353
Infinity Broadcasting Corporation
  Class A (b)(c)                                         34,850         973,622
                                                                   ------------
                                                                      1,498,975

Medical - Biomedical/Genetics 0.2%
Millennium Pharmaceuticals, Inc. (b)                      5,600         346,500

Medical - Drug/Diversified 0.0%
Halsey Drug Company, Inc. (b)(d)(f)                      27,690          19,383

Medical - Ethical Drugs 0.7%
Alza Corporation (b)                                     14,900         633,250
Pfizer, Inc.                                             11,075         509,450
                                                                   ------------
                                                                      1,142,700

Medical - Health Maintenance
  Organizations 0.8%
Mid Atlantic Medical Services, Inc. (b)                  70,800       1,402,725

Medical - Nursing Homes 1.4%
Manor Care, Inc. (b)                                    112,100       2,312,063

Medical - Wholesale Drugs/Sundries 0.9%
AmeriSource Health Corporation Class A (b)               30,300       1,530,150

Medical/Dental - Services 0.6%
Renal Care Group, Inc. (b)                               37,300       1,022,836

Medical/Dental - Supplies 2.8%
Apogent Technologies, Inc. (b)                          169,700       3,478,850
Sybron Dental Specialties, Inc. (b)(c)                   69,966       1,180,676
                                                                   ------------
                                                                      4,659,526

Oil & Gas - Drilling 3.9%
Marine Drilling Companies, Inc. (b)(c)                  117,950       3,155,162
Nabors Industries, Inc. (b)                              26,500       1,567,475
Noble Drilling Corporation (b)                           39,700       1,724,469
                                                                   ------------
                                                                      6,447,106

Oil & Gas - Field Services 2.7%
BJ Services Company (b)                                  21,500       1,480,812
Cal Dive International, Inc. (b)                        110,800       2,950,050
                                                                   ------------
                                                                      4,430,862

Oil & Gas - Machinery/Equipment 0.3%
CARBO Ceramics, Inc.                                     14,100         527,869

Oil & Gas - United States Exploration &
  Production 5.0%
Anadarko Petroleum Corporation                           32,826       2,333,272
Devon Energy Corporation                                 30,900       1,883,973
Ocean Energy, Inc. (c)                                   74,300       1,290,963
Spinnaker Exploration Company (b)                        65,300       2,775,250
                                                                   ------------
                                                                      8,283,458

Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)                           57,900         814,219

Pollution Control - Equipment 0.5%
Donaldson, Inc.                                          30,000         834,375

Pollution Control - Services 1.8%
Republic Services, Inc. (b)                             169,300       2,909,844

Retail - Apparel/Shoe 0.8%
Abercrombie & Fitch Company Class A (b)                  62,000    $  1,240,000

Retail - Home Furnishings 1.9%
Rent-A-Center, Inc. (b)                                  91,400       3,153,300

Retail - Mail Order & Direct 0.0%
Damark International, Inc. Class A (b)                    5,400          32,062

Retail - Miscellaneous/Diversified 1.1%
Regis Corporation                                       100,800       1,461,600
Sunglass Hut International, Inc. (b)                     55,100         282,388
                                                                   ------------
                                                                      1,743,988

Retail - Restaurants 1.2%
Applebee's International, Inc.                           38,200       1,200,912
Papa John's International, Inc. (b)                      34,700         772,075
                                                                   ------------
                                                                      1,972,987

Retail/Wholesale - Computer/Cellular 0.3%
Insight Enterprises, Inc. (b)                            31,900         572,206

Retail/Wholesale - Food 0.5%
Performance Food Group Company (b)                       15,800         809,997

Telecommunications - Equipment 1.4%
Belden, Inc.                                             88,500       2,245,687

Transportation - Rail 2.1%
Burlington Northern Santa Fe Corporation                 72,400       2,049,825
Wisconsin Central Transportation
  Corporation (b)                                        93,100       1,402,319
                                                                   ------------
                                                                      3,452,144

Utility - Electric Power 0.5%
El Paso Electric Company (b)                             66,000         871,200

Utility - Gas Distribution 0.1%
ONEOK, Inc.                                               3,000         144,375

Utility - Telephone 0.6%
Citizens Communications Company(b)(c)                    73,000         958,125
-------------------------------------------------------------------------------
Total Common Stocks (Cost $126,652,479)                             131,592,190
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.4%
Commercial Paper 1.3%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                          $  1,745,400       1,745,400
Sara Lee Corporation, 6.25%                             244,400         244,400
Wisconsin Electric Power Company, 6.24%                 171,400         171,400
                                                                   ------------
                                                                      2,161,200

Convertible Bonds 0.1%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; Cost $598,165) (d)(f)              600,000          96,924

Warrants 0.0%
Halsey Drug Company, Inc.,
  Expire 12/26/01 (Acquired 7/21/97;
  Cost $0) (d)(f)                                        21,429           3,386

Repurchase Agreements 14.9%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
  Due 1/02/01 (Repurchase proceeds
  $24,716,604); Collateralized by: United States
  Government & Agency Issues (e)                     24,700,000      24,700,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------

                       STRONG DISCOVERY FUND (Continued)

                                                                    Shares or
                                                                    Principal      Value
                                                                     Amount       (Note 2)
---------------------------------------------------------------------------------------------
United States Government Issues 1.1%
United States Treasury Bills,
   Due 2/01/01 thru 3/29/01 (c)                                  $  1,860,000   $   1,842,183
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $29,300,941)                                    28,803,693
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities ((Cost $155,953,420) 97.0%                        160,395,883
Other Assets and Liabilities, Net 3.0%                                              5,012,683
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                $165,408,566
=============================================================================================

FUTURES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                        Underlying Face           Unrealized
                               Expiration Date          Amount at Value          Depreciation
---------------------------------------------------------------------------------------------
Sold:
2 S&P 500 Index                      3/01                 $    667,500           $     10,266

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------
                                                        Contracts                Premiums
---------------------------------------------------------------------------------------------
Options outstanding at beginning of year                      --                $      --
Options written during the year                              890                   64,968
Options closed                                              (890)                 (64,968)
Options expired                                               --                       --
Options exercised                                             --                       --
                                                             ---                ---------
Options outstanding at end of year                            --                $      --
                                                             ===                =========

Closed options resulted in a capital loss of $4,452.
--------------------------------------------------------------------------------
                           STRONG DOW 30 VALUE FUND

                                                                                     Shares or
                                                                                     Principal         Value
                                                                                      Amount          (Note 2)
----------------------------------------------------------------------------------------------------------------
Common Stocks 95.4%
Aerospace - Defense 6.4%
The Boeing Company                                                                     155,500    $   10,263,000

Aerospace - Defense Equipment 4.4%
United Technologies Corporation                                                         89,200         7,013,350

Auto Manufacturers - Domestic 1.4%
General Motors Corporation                                                              45,100         2,297,281

Banks - Money Center 12.8%
Citigroup, Inc.                                                                        191,133         9,759,729
J.P. Morgan Chase & Company, Inc.                                                       64,100        10,608,550
                                                                                                    ------------
                                                                                                      20,368,279
Beverages - Soft Drinks 1.7%
The Coca-Cola Company                                                                   45,100         2,748,281

Computer - Manufacturers 5.2%
Hewlett-Packard Company                                                                 44,900         1,417,156
International Business Machines Corporation                                             80,100         6,808,500
                                                                                                    ------------
                                                                                                       8,225,656

Computer Software - Desktop 4.0%
Microsoft Corporation (b)                                                              148,700         6,449,863

Diversified Operations 8.8%
E.I. Du Pont de Nemours & Company                                                       45,100         2,178,894
Honeywell International, Inc.                                                           75,200         3,557,900
Minnesota Mining & Manufacturing Company                                                68,600         8,266,300
                                                                                                    ------------
                                                                                                      14,003,094

Electrical - Equipment 3.3%
General Electric Company                                                               110,100         5,277,919

Electronics - Semiconductor Manufacturing 4.7%
Intel Corporation                                                                      246,000         7,441,500

Financial Services - Miscellaneous 1.5%
American Express Company                                                                44,900         2,466,694

Leisure - Photo Equipment/Related 1.1%
Eastman Kodak Company                                                                   44,900         1,767,937

Leisure - Services 0.8%
The Walt Disney Company                                                                 44,900         1,299,294

Machinery - Construction/Mining 1.3%
Caterpillar, Inc.                                                                       45,100         2,133,794

Medical - Drug/Diversified 7.2%
Johnson & Johnson                                                                      109,400        11,493,837

Medical - Ethical Drugs 6.2%
Merck & Company, Inc.                                                                  105,400         9,868,075

Metal Ores - Non Ferrous 3.1%
Alcoa, Inc.                                                                            146,300         4,901,050

Oil & Gas - International Integrated 3.8%
Exxon Mobil Corporation                                                                 70,100         6,094,319

Paper & Paper Products 1.1%
International Paper Company                                                             44,900         1,832,481

Retail - Major Discount Chains 3.6%
Wal-Mart Stores, Inc.                                                                  107,200         5,695,000

Retail - Restaurants 1.0%
McDonald's Corporation                                                                  44,900         1,526,600

Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.                                                                    45,100         2,060,506

Soap & Cleaning Preparations 2.2%
The Procter & Gamble Company                                                            45,100         3,537,531

Telecommunications - Services 0.5%
AT&T Corporation                                                                        45,100           780,794

Tobacco 6.7%
Philip Morris Companies, Inc.                                                          243,900        10,731,600

Utility - Telephone 1.3%
SBC Communications, Inc.                                                                45,100         2,153,525
----------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $138,844,726)                                                              152,431,260
----------------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 7.6%
Commercial Paper 1.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                                          $ 1,165,400         1,165,400
Sara Lee Corporation, 6.25%                                                            583,000           583,000
Wisconsin Electric Power Company, 6.24%                                                180,000           180,000
                                                                                                    ------------
                                                                                                       1,928,400

--------------------------------------------------------------------------------

                                                                          Shares or
                                                                         Principal     Value
                                                                          Amount      (Note 2)
-------------------------------------------------------------------------------------------------
Repurchase Agreements 6.4%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
   Due 1/02/01 (Repurchase proceeds
   $10,206,857); Collateralized by: United
   States Government & Agency Issues (e)                               $ 10,200,000 $ 10,200,000
-------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,128,400)                                       12,128,400
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $150,973,126) 103.0%                           164,559,660
Other Assets and Liabilities, Net (3.0%)                                              (4,848,017)
-------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                   $159,711,643
=================================================================================================


-------------------------------------------------------------------------------------------------
                         STRONG LARGE CAP GROWTH FUND

                                                                      Shares or
                                                                      Principal            Value
                                                                       Amount             (Note 2)
----------------------------------------------------------------------------------------------------
Common Stocks 96.4%
Aerospace - Defense 1.1%
General Dynamics Corporation                                            175,000        $ 13,650,000
Lockheed Martin Corporation                                             100,000           3,395,000
                                                                                        -----------
                                                                                         17,045,000

Aerospace - Defense Equipment 0.5%
United Technologies Corporation                                         100,000           7,862,500

Banks - Money Center 3.3%
The Bank of New York Company, Inc.                                      510,000          28,145,625
Citigroup, Inc.                                                         470,000          23,999,375
                                                                                        -----------
                                                                                         52,145,000

Banks - Super Regional 2.6%
Northern Trust Company                                                  400,000          32,625,000
Wells Fargo Company                                                     150,000           8,353,125
                                                                                        -----------
                                                                                         40,978,125

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                                          140,000           6,370,000

Beverages - Soft Drinks 0.3%
PepsiCo, Inc.                                                           100,000           4,956,250

Building Products - Wood 0.2%
Georgia-Pacific Corporation                                             100,000           3,112,500

Computer - Local Networks 1.0%
Brocade Communications Systems, Inc. (b)                                165,000          15,149,062



Computer - Memory Devices 2.3%
EMC Communications Corporation (b)                                      545,200          36,255,800

Computer Software - Enterprise 2.0%
Oracle Systems Corporation (b)                                          500,000          14,531,250
VERITAS Software Corporation (b)                                        200,000          17,500,000
                                                                                        -----------
                                                                                         32,031,250

Computer Software - Security 2.2%
Check Point Software Technologies, Ltd. (b)                             255,000          34,058,438

Diversified Operations 3.2%
Minnesota Mining & Manufacturing Company                                150,000          18,075,000
Pharmacia Corporation                                                   450,000          27,450,000
Tyco International, Ltd.                                                100,000           5,550,000
                                                                                        -----------
                                                                                         51,075,000

Electrical - Equipment 3.1%
Emerson Electric Company                                                100,000           7,881,250
General Electric Company                                                850,000          40,746,875
                                                                                        -----------
                                                                                         48,628,125

                   STRONG LARGE CAP GROWTH FUND (continued)

                                                                      Shares or
                                                                      Principal              Value
                                                                       Amount               (Note 2)
----------------------------------------------------------------------------------------------------
Electronics - Scientific Instruments 1.2%
Applera Corporation-Applied Biosystems Group                            210,000        $ 19,753,125

Electronics - Semiconductor
 Manufacturing 2.8%
Altera Corporation (b)                                                  140,000           3,683,750
Applied Micro Circuits Corporation (b) (g)                              100,000           7,504,688
Broadcom Corporation (b)                                                 40,000           3,380,000
Micron Technology, Inc. (b)                                             450,000          15,975,000
Texas Instruments, Inc.                                                 220,000          10,422,500
Xilinx, Inc. (b)                                                         80,000           3,690,000
                                                                                       ------------
                                                                                         44,655,938

Electronics Products - Miscellaneous 0.7%
Gemstar-TV Guide International, Inc. (b)                                190,000           8,763,750
Rockwell International Corporation                                       50,000           2,381,250
                                                                                       ------------
                                                                                         11,145,000

Energy - Other 1.4%
Calpine Corporation (b)                                                 475,000          21,404,688

Finance - Consumer/Commercial Loans 0.2%
USA Education, Inc.                                                      45,000           3,060,000

Finance - Investment Brokers 4.9%
The Goldman Sachs Group, Inc.                                           220,000          23,526,250
Lehman Brothers Holdings, Inc.                                          275,000          18,596,875
Merrill Lynch & Company, Inc.                                           220,000          15,001,250
Morgan Stanley, Dean Witter & Company                                   250,000          19,812,500
                                                                                       ------------
                                                                                         76,936,875

Finance - Mortgage & Related Services 5.2%
Federal Home Loan Mortgage Corporation                                  600,000          41,325,000
Federal National Mortgage Association                                   465,000          40,338,750
                                                                                       ------------
                                                                                         81,663,750

Finance - Savings & Loan 4.4%
Golden West Financial Corporation                                       565,000          38,137,500
Washington Mutual, Inc.                                                 575,000          30,510,938
                                                                                       ------------
                                                                                         68,648,438

Financial Services - Miscellaneous 0.3%
American Express Company                                                 90,000           4,944,375

Food - Miscellaneous Preparation 0.2%
General Mills, Inc.                                                      75,000           3,342,187

Insurance - Brokers 0.3%
Marsh & McLennan Companies, Inc.                                         40,000           4,680,000

Insurance - Property/Casualty/Title 4.5%
The Allstate Corporation                                                450,000          19,603,125
Ambac Financial Group, Inc.                                             100,000           5,831,250
American International Group, Inc.                                      470,000          46,324,375
                                                                                       ------------
                                                                                         71,758,750

Internet - Internet Service Provider/Content 0.3%
RealNames Corporation Series E (Acquired
  10/03/00; Cost $5,000,000) (b) (d)                                  1,000,000           5,000,000

Internet - Network Security/Solutions 6.7%
Cisco Systems, Inc. (b)                                               1,400,000          53,550,000
Juniper Networks, Inc. (b)                                              410,000          51,685,625
                                                                                       ------------
                                                                                        105,235,625

Media - Cable TV 1.3%
Comcast Corporation Class A (b)                                         500,000          20,875,000

Media - Radio/TV 0.4%
Clear Channel Communications, Inc. (b)                                  130,000           6,296,875

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)          December 31, 2000
-------------------------------------------------------------------------------

                   STRONG LARGE CAP GROWTH FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Medical - Biomedical/Genetics 0.7%
Human Genome Sciences, Inc.  (b)                      40,000    $    2,772,500
Millennium Pharmaceuticals, Inc. (b)                 125,000         7,734,375
                                                                --------------
                                                                    10,506,875

Medical - Drug/Diversified 1.3%
Abbott Laboratories                                  110,000         5,328,125
Johnson & Johnson                                    140,000        14,708,750
                                                                --------------
                                                                    20,036,875

Medical - Ethical Drugs 3.4%
Alza Corporation (b)                                 200,000         8,500,000
Elan Corporation PLC Sponsored ADR (b)                75,000         3,510,938
Merck & Company, Inc.                                125,000        11,703,125
Pfizer, Inc.                                         650,000        29,900,000
                                                                --------------
                                                                    53,614,063

Medical - Health Maintenance
  Organizations 2.6%
CIGNA Corporation                                    150,000        19,845,000
UnitedHealth Group, Inc.                             260,000        15,957,500
WellPoint Health Networks, Inc. (b)                   50,000         5,762,500
                                                                --------------
                                                                    41,565,000

Medical - Hospitals 1.0%
HCA-The Healthcare Company                           370,000        16,283,700

Medical - Products 0.7%
Baxter International, Inc.                           130,000        11,480,625

Medical - Wholesale Drugs/Sundries 1.3%
Cardinal Health, Inc.                                200,000        19,925,000

Metal Ores - Non Ferrous 0.2%
Alcoa, Inc.                                          100,000         3,350,000

Oil & Gas - Field Services 0.9%
Schlumberger, Ltd.                                   175,000        13,989,062

Oil & Gas - International
 Integrated 0.7%
Exxon Mobil Corporation                              125,000        10,867,187

Oil & Gas - Machiney/Equipment 1.0%
Baker Hughes, Inc.                                   370,000        15,378,125

Oil & Gas - Production/Pipeline 5.6%
Coastal Corporation                                  250,000        22,078,125
Dynegy, Inc. Class A                                 650,000        36,440,625
El Paso Energy Corporation                           255,000        18,264,375
Enron Corporation                                    130,000        10,806,250
                                                                --------------
                                                                    87,589,375

Oil & Gas - United States Exploration &
  Production 0.5%
Anadarko Petroleum Corporation                       105,000         7,463,400


Paper & Paper Products 2.2%
International Paper Company                          165,000         6,734,063
Kimberly-Clark Corporation                           250,000        17,672,500
Temple-Inland, Inc.                                  190,000        10,188,750
                                                                --------------
                                                                    34,595,313

Retail - Department Stores 2.7%
Kohl's Corporation (b)                               700,000        42,700,000

Retail - Drug Stores 1.0%
CVS Corporation                                       50,000         2,996,874
Walgreen Company                                     325,000        13,589,063
                                                                --------------
                                                                    16,585,937


Retail - Major Discount Chains 0.9%
Target Corporation                                   100,000    $    3,225,000
Wal-Mart Stores, Inc.                                210,000        11,156,250
                                                                --------------
                                                                    14,381,250

Retail/Wholesale - Building Products 0.7%
The Home Depot, Inc.                                 250,000        11,421,875

Telecommunications - Cellular 0.4%
Nextel Communications, Inc. Class A (b)              100,000         2,475,000
Sprint Corporation - PCS Group (b)                   200,000         4,087,500
                                                                --------------
                                                                     6,562,500

Telecommunications - Equipment 8.6%
Alcatel SA ADR                                       115,000         6,432,813
CIENA Corporation (b)                                325,000        26,446,875
Comverse Technology, Inc. (b)                        240,000        26,070,000
JDS Uniphase Corporation (b) (g)                     250,000        10,421,874
Nokia Corporation Sponsored ADR                      560,000        24,360,000
Qualcomm, Inc. (b)                                   190,000        15,615,625
SDL, Inc. (b) (g)                                    140,000        20,746,250
Tellabs, Inc. (b)                                     85,000         4,802,500
                                                                --------------
                                                                   134,895,937

Tobacco 0.3%
Philip Morris Companies, Inc.                        100,000         4,400,000

Transportation - Airline 0.7%
Southwest Airlines Company                           310,000        10,394,300

Utility - Electric Power 2.0%
American Electric Power Company, Inc.                200,000         9,300,000
Dominion Resources, Inc.                             100,000         6,700,000
Duke Energy Corporation                              125,000        10,656,250
Entergy Corporation                                  100,000         4,231,250
                                                                --------------
                                                                    30,887,500
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,227,042,097)                        1,517,941,575
-------------------------------------------------------------------------------
Convertible Bonds 1.1%
Juniper Networks, Inc. Subordinated
  Notes, 4.75%, Due 3/15/07                      $ 3,750,000         3,829,688
Redback Networks, Inc. Subordinated
 Notes,  5.00%, Due 4/01/07                        1,250,000           701,562
VERITAS Software Corporation/VERITAS
 Operating Corporation Subordinated
 Notes, 1.856%, Due 8/13/06                        5,000,000        12,475,000
-------------------------------------------------------------------------------
Total Convertible Bonds (Cost $8,492,587)                           17,006,250
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.7%
Commercial Paper 0.3%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                          2,272,800         2,272,800
Sara Lee Corporation, 6.25%                        1,139,700         1,139,700
Wisconsin Electric Power Company, 6.24%            1,525,700         1,525,700
                                                                --------------
                                                                     4,938,200

Repurchase Agreements 2.9%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
 Due 1/02/01 (Repurchase proceeds
 $44,730,048); Collateralized by:
 United States Government & Agency
 Issues (e)                                       44,700,000        44,700,000
Firstar Bank, N.A. (Dated 12/29/00),
 4.25%, Due 1/02/01 (Repurchase proceeds
 $600,283); Collateralized by: United
 States Government & Agency Issues (e)               600,000           600,000
                                                                --------------
                                                                    45,300,000

-------------------------------------------------------------------------------

                                            Shares or
                                            Principal    Value
                                            Amount       (Note 2)
--------------------------------------------------------------------------------
United States Government Issues 0.5%
United States Treasury Bills, Due 2/15/01  $ 7,500,000 $     7,448,205
United States Treasury Bills, Due 3/01/01    1,000,000         990,849
                                                       ---------------
                                                             8,439,054
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $58,672,018)             58,677,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $1,294,206,702) 101.2%                           1,593,625,079
Other Assets and Liabilities, Net (1.2%)                   (19,243,420)
--------------------------------------------------------------------------------
Net Assets 100.0%                                      $ 1,574,381,659
================================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                             Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period    12,870         $15,418,902
Options written during the period             31,815          37,548,817
Options closed                                43,480         (51,358,871)
Options expired                                  (80)           (230,184)
Options exercised                                 --                  --
                                              ------         -----------
Options outstanding at end of period           1,125         $ 1,378,664
                                              ======         ===========

Closed and expired options resulted in a capital gain of $ 11,137,081.

WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                             Contracts
                                            (100 shares        Value
                                           per contract)     (Note 2)
--------------------------------------------------------------------------------
Applied Micro Circuits Corporation
 (Strike price is $65. Expiration date is
 1/19/01. Premium received is $680,562.)         500        ($  718,750)

JDS Uniphase Corporation
  (Strike price is $45. Expiration date is
  1/19/01. Premium received is $385,987.)        500           (181,250)


SDL, Inc.
  (Strike price is $165. Expiration date is
  1/19/01. Premium received is $312,115.)        125           (134,375)
                                               -----         ----------
                                               1,125        ($1,034,375)
                                               =====         ==========

--------------------------------------------------------------------------------
                       STRONG MID CAP DISCIPLINED FUND

                                                  Shares or
                                                  Principal       Value
                                                  Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 85.7%
Banks - Southeast 0.6%
Mercantile Bankshares Corporation                 2,600         $112,288

Banks - Super Regional 2.0%
BB&T Corporation                                 10,100          376,855

Beverages - Alcoholic 1.3%
Adolph Coors Company Class B                      3,000          240,937

Beverages - Soft Drinks 1.7%
The Pepsi Bottling Group, Inc.                    8,000          319,500

Chemicals - Basic 2.1%
Cambrex Corporation                               8,600          389,150


Commercial Services - Advertising 1.7%
True North Communications, Inc.                   7,200        $ 306,000

Commercial Services - Printing 2.4%
Valassis Communications, Inc. (b)                14,100          445,030

Commercial Services - Security/Safety 1.4%
Diebold, Inc.                                     7,800          260,325

Computer - Manufacturers 1.1%
Gateway, Inc. (b)                                11,200          201,487

Computer - Memory Devices 1.6%
Advanced Digital Information
  Corporation (b)                                12,500          287,500

Computer - Services 4.7%
Acxiom Corporation (b)                            7,200          280,350
IMS Health, Inc.                                 11,200          302,400
Sungard Data Systems, Inc. (b)                    6,100          287,463
                                                               ---------
                                                                 870,213

Diversified Operations 1.5%
Textron, Inc.                                     5,900          274,350

Electronics - Semiconductor Equipment 1.0%
Veeco Instruments, Inc. (b)                       4,800          192,600

Electronics - Semiconductor Manufacturing
 1.3%
Benchmark Electronics, Inc. (b)                   3,700           83,481
Integrated Device Technology, Inc. (b)            4,800          159,000
                                                               ---------
                                                                 242,481

Energy - Other 1.7%
NRG Energy, Inc. (b)                             11,600          322,625

Finance - Consumer/Commercial Loans 1.2%
The CIT Group, Inc. Class A                      10,700          215,338

Finance - Savings & Loan 2.0%
Charter One Financial, Inc.                      12,820          370,178

Financial Services - Miscellaneous 3.5%
CompuCredit Corporation (b)                      13,200          239,250
Providian Financial Corporation                   7,000          402,500
                                                               ---------
                                                                 641,750

Insurance - Brokers 1.7%
Aon Corporation                                   9,100          311,675

Insurance - Property/Casualty/Title 7.8%
ACE, Ltd.                                         7,200          305,550
American Financial Group, Inc.                    9,700          257,656
MGIC Investment Corporation                       4,300          289,981
Old Republic International Corporation            7,800          249,600
XL Capital, Ltd. Class A                          3,800          332,025
                                                               ---------
                                                               1,434,812
Internet - Software 1.0%
Art Technology Group, Inc. (b)                    6,050          184,903

Medical - Hospitals 2.0%
Triad Hospitals, Inc. (b)                        11,200          364,700

Medical - Outpatient/Home Care 2.1%
HEALTHSOUTH Corporation (b)                      23,500          383,344

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 2000
--------------------------------------------------------------------------------

          STRONG MID CAP DISCIPLINED FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------

Medical/Dental - Services 2.0%
Renal Care Group, Inc. (b)                               13,600     $   372,938

Office Supplies Manufacturing 2.4%
Avery Dennison Corporation                                8,100         444,488

Oil & Gas - Drilling 3.0%
Marine Drilling Companies, Inc. (b)                       8,800         235,400
Nabors Industries, Inc. (b)                               5,400         319,410
                                                                    -----------
                                                                        554,810

Oil & Gas - Machinery/Equipment 2.1%
Grant Prideco, Inc. (b)                                  17,700         388,294

Oil & Gas - United States Exploration &
   Production 3.7%
Anadarko Petroleum Corporation                            3,694         262,570
Devon Energy Corporation                                  6,926         422,278
                                                                    -----------
                                                                        684,848

Paper & Paper Products 1.2%
Bowater, Inc.                                             4,000         225,500

Pollution Control - Services 2.8%
Republic Services, Inc. (b)                              29,500         507,031

Retail - Consumer Electronics 0.7%
Best Buy Company, Inc. (b)                                4,400         130,075

Retail - Mail Order & Direct 1.6%
Cendant Corporation (b)                                  31,400         302,225

Retail - Miscellaneous/Diversified 1.4%
Barnes & Noble, Inc. (b)                                 10,000         265,000

Retail - Restaurants 1.4%
Outback Steakhouse, Inc. (b)                             10,100         261,338

Retail/Wholesale - Building Products 1.1%
Lowe's Companies, Inc.                                    4,700         209,150

Telecommunications - Cellular 3.3%
Microcell Telecommunications, Inc. (b)                   12,800         243,200
Western Wireless Corporation Class A (b)                  9,200         360,525
                                                                    -----------
                                                                        603,725

Telecommunications - Equipment 2.6%
Harris Corporation                                        6,400         196,000
Tellabs, Inc. (b)                                         5,100         288,150
                                                                    -----------
                                                                        484,150

Telecommunications - Services 3.8%
CenturyTel, Inc.                                          7,400         264,550
McLeod, Inc. (b)                                         24,600         347,475
Motient Corporation (b)                                  24,900          99,600
                                                                    -----------
                                                                        711,625

Transportation - Air Freight 1.1%
EGL, Inc. (b)                                             8,400         201,075

Transportation - Truck 4.1%
CNF, Inc.                                                11,100         375,319
USFreightways Corporation                                12,500         375,977
                                                                    -----------
                                                                        751,296
-------------------------------------------------------------------------------
Total Common Stocks (Cost $13,757,942)                               15,845,609
-------------------------------------------------------------------------------

Short-Term Investments (a) 18.0%
Commercial Paper 3.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                           $   469,300    $    469,300
Wisconsin Electric Power Company, 6.24%                 158,300         158,300
                                                                   ------------
                                                                        627,600

Repurchase Agreements 14.6%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
   Due 1/02/01 (Repurchase proceeds
   $ 2,701,815); Collateralized by: United
   States Government & Agency Issues (e)              2,700,000       2,700,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,327,600)                        3,327,600
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $17,085,542) 103.7%            19,173,209
Other Assets and Liabilities, Net (3.7%)                               (679,637)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $18,493,572
===============================================================================

-------------------------------------------------------------------------------
          STRONG STRATEGIC GROWTH FUND

                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
-------------------------------------------------------------------------------

Common Stocks 92.2%
Aerospace - Defense Equipment 2.2%
United Technologies Corporation                             1,600    $  125,800

Banks - Money Center 4.7%
The Bank of New York Company, Inc.                          1,800        99,338
Citigroup, Inc.                                             3,333       170,191
                                                                     ----------
                                                                        269,529

Beverages - Alcoholic 1.5%
Anheuser-Busch Companies, Inc.                              1,900        86,450

Chemicals - Specialty 0.7%
Sigma-Aldrich Corporation                                   1,000        39,313

Computer - Integrated Systems 1.3%
Avocent Corporation (b)                                     2,800        75,600

Computer - Manufacturers 0.7%
Sun Microsystems, Inc. (b)                                  1,400        39,025

Computer - Memory Devices 2.3%
Advanced Digital Information Corporation (b)                3,000        69,000
EMC Communications Corporation (b)                            975        64,838
                                                                     ----------
                                                                        133,838

Computer - Services 5.4%
Automatic Data Processing, Inc.                               600        37,987
Electronic Data Systems Corporation                         2,000       115,500
Fiserv, Inc. (b)                                              800        37,950
Sungard Data Systems, Inc. (b)                              2,500       117,813
                                                                     ----------
                                                                        309,250

Computer Software - Desktop 1.0%
Microsoft Corporation (b)                                   1,300        56,387

Computer Software - Enterprise 1.1%
Adobe Systems, Inc.                                           500        29,094
SERENA Software, Inc. (b)                                   1,000        34,234
                                                                     ----------
                                                                         63,328

Diversified Operations 2.5%
Agilent Technologies, Inc. (b)                              2,600       142,350

--------------------------------------------------------------------------------
                   STRONG STRATEGIC GROWTH FUND (continued)


                                                                        Shares or
                                                                        Principal                   Value
                                                                         Amount                   (Note 2)
------------------------------------------------------------------------------------------------------------------
Electrical - Equipment 3.5%
Emerson Electric Company                                                      800               $    63,050
General Electric Company                                                    2,900                   139,019
                                                                                                -----------
                                                                                                    202,069

Electronics - Parts Distributors 2.5%
Kent Electronics Corporation (b)                                            8,600                   141,900

Electronics - Semiconductor Manufacturing 1.3%
Intel Corporation                                                           1,400                    42,350
Texas Instruments, Inc.                                                       750                    35,531
                                                                                                -----------
                                                                                                     77,881

Finance - Equity REIT 2.5%
Pinnacle Holdings, Inc. (b)                                                16,000                   145,000

Finance - Investment Brokers 1.4%
Morgan Stanley, Dean Witter & Company                                       1,000                    79,250

Finance - Mortgage & Related Services 3.0%
Federal Home Loan Mortgage Corporation                                      2,500                   172,188

Finance - Publicly Traded Investment Funds -
   Equity 4.3%
Nasdaq-100 Shares (b)                                                       2,000                   116,750
Standard & Poor's Depositary Receipt
  Trust Unit Series 1                                                       1,000                   131,188
                                                                                                -----------
                                                                                                    247,938

Financial Services - Miscellaneous 2.5%
American Express Company                                                    1,000                    54,938
Concord EFS, Inc. (b)                                                       2,000                    87,875
                                                                                                -----------
                                                                                                    142,813

Insurance - Diversified 1.3%
AXA Financial, Inc.                                                         1,300                    72,638

Insurance - Property/Casualty/Title 4.1%
American International Group, Inc.                                          1,312                   129,314
MGIC Investment Corporation                                                 1,600                   107,900
                                                                                                -----------
                                                                                                    237,214

Internet - E*Commerce 2.1%
Getty Images, Inc. (b)                                                      3,700                   118,400

Internet - Network Security/Solutions 2.1%
Cisco Systems, Inc. (b)                                                     1,800                    68,850
Network Associates, Inc. (b)                                                2,325                     9,736
VeriSign, Inc. (b)                                                            600                    44,512
                                                                                                -----------
                                                                                                    123,098

Leisure - Hotels & Motels 1.4%
Hilton Hotels Corporation                                                   7,500                    78,750

Leisure - Products 0.7%
Harley-Davidson, Inc.                                                       1,000                    39,750

Media - Cable TV 0.9%
EchoStar Communications Corporation
  Class A (b)                                                               2,230                    50,732

Medical - Biomedical/Genetics 0.9%
Millennium Pharmaceuticals, Inc. (b)                                          800                    49,500

Medical - Drug/Diversified 2.5%
Bristol-Myers Squibb Company                                                  800                    59,150
Johnson & Johnson                                                             800                    84,050
                                                                                                -----------
                                                                                                    143,200

Medical - Ethical Drugs 4.0%
Elan Corporation PLC Sponsored ADR (b)                                        800               $    37,450
Merck & Company, Inc.                                                       1,200                   112,350
Pfizer, Inc.                                                                1,700                    78,200
                                                                                                -----------
                                                                                                    228,000

Medical - Products 1.2%
Baxter International, Inc.                                                    800                    70,650

Medical - Wholesale Drugs/Sundries 1.7%
Cardinal Health, Inc.                                                       1,000                    99,625

Oil & Gas - Drilling 5.2%
Diamond Offshore Drilling, Inc.                                             1,500                    60,000
ENSCO International, Inc.                                                   3,500                   119,219
Noble Drilling Corporation (b)                                              2,700                   117,281
                                                                                                -----------
                                                                                                    296,500

Oil & Gas - Field Services 1.4%
BJ Services Company (b)                                                     1,200                    82,650

Oil & Gas - International Integrated 4.0%
Exxon Mobil Corporation                                                     1,575                   136,927
Royal Dutch Petroleum Company                                               1,500                    90,844
                                                                                                -----------
                                                                                                    227,771

Oil & Gas - United States Exploration &
   Production 1.9%
Anadarko Petroleum Corporation                                              1,500                   106,620

Pollution Control - Services 1.4%
Waste Management, Inc.                                                      3,000                    83,250

Retail - Drug Stores 1.0%
CVS Corporation                                                             1,000                    59,937

Retail - Home Furnishings 1.8%
Rent-A-Center, Inc. (b)                                                     3,000                   103,500

Retail - Major Discount Chains 1.1%
Wal-Mart Stores, Inc.                                                       1,200                    63,750

Retail - Super/Mini Markets 2.3%
Safeway, Inc. (b)                                                           2,100                   131,250

Soap & Cleaning Preparations 1.1%
The Procter & Gamble Company                                                  800                    62,750

Telecommunications - Equipment 1.7%
Corning, Inc.                                                               1,000                    52,812
Nortel Networks Corporation                                                 1,400                    44,887
                                                                                                -----------
                                                                                                     97,699

Transportation - Air Freight 1.5%
United Parcel Service, Inc. Class B                                         1,500                    88,219

Transportation - Services 0.5%
C.H. Robinson Worldwide, Inc.                                               1,000                    31,437
-----------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $4,656,319)                                                             5,296,799
-----------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 9.7%
Commercial Paper 8.0%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                                $253,200                   253,200
Sara Lee Corporation, 6.25%                                               153,900                   153,900
Wisconsin Electric Power Company, 6.24%                                    53,380                    53,380
                                                                                                -----------
                                                                                                    460,480

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------

                   STRONG STRATEGIC GROWTH FUND (continued)

                                                               Shares or
                                                               Principal           Value
                                                                Amount            (Note 2)
---------------------------------------------------------------------------------------------
Repurchase Agreements 1.7%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
   Due 1/02/01 (Repurchase proceeds $100,067);
   Collateralized by: United States Government
   & Agency Issues (e)                                         $ 100,000          $  100,000
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $560,480)                                         560,480
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $5,216,799) 101.9%                           5,857,279
Other Assets and Liabilities,Net (1.9%)                                             (110,396)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                 $5,746,883
============================================================================================

--------------------------------------------------------------------------------------------
                                 STRONG GROWTH FUND

                                                               Shares or
                                                               Principal           Value
                                                                Amount            (Note 2)
---------------------------------------------------------------------------------------------
Common Stocks 93.5%
Banks - Money Center 0.7%
Citigroup, Inc.                                                  500,000      $   25,531,250

Banks - Southeast 0.6%
First Tennessee National Corporation                             700,000          20,256,250


Banks - Super Regional 3.8%
Fifth Third Bancorp                                              550,000          32,862,500
Northern Trust Company                                           600,000          48,937,500
PNC Bank Corporation                                             350,000          25,571,875
State Street Corporation                                         190,000          23,599,900
                                                                              --------------
                                                                                 130,971,775

Building - Resident/Commercial 0.6%
Pulte Corporation                                                500,000          21,093,750

Commercial Services - Miscellaneous 0.4%
Paychex, Inc.                                                    250,000          12,156,250

Computer - Local Networks 0.6%
Brocade Communications Systems Inc. (b)                          230,000          21,116,875

Computer - Memory Devices 1.4%
EMC Communications Corporation (b)                               700,000          46,550,000

Computer - Services 1.4%
Amdocs, Ltd. (b)                                                 220,000          14,575,000
Fiserv, Inc. (b)                                                 700,000          33,206,250
                                                                              --------------
                                                                                  47,781,250

Computer Software - Enterprise 1.6%
Siebel Systems, Inc. (b)                                         240,000          16,230,000
VERITAS Software Corporation (b)                                 450,000          39,375,000
                                                                              --------------
                                                                                  55,605,000

Computer Software - Security 2.3%
Check Point Software Technologies Ltd. (b)                       600,000          80,137,500


Diversified Operations 1.4%
Pharmacia Corporation                                            800,000          48,800,000

Electronics - Measuring Instruments 0.8%
Waters Corporation (b)                                           325,000          27,137,500

Electronics - Scientific Instruments 2.2%
Applera Corporation - Applied Biosystems Group                   550,000          51,734,375
Millipore Corporation                                            350,000          22,050,000
                                                                              --------------
                                                                                  73,784,375

Electronics - Semiconductor
  Manufacturing 1.4%
Applied Micro Circuits Corporation (b) (g)                       350,000      $   26,266,406
TriQuint Semiconductor, Inc. (b)                                 500,000          21,843,750
                                                                              --------------
                                                                                  48,110,156

Electronics Products - Miscellaneous 0.7%
Gemstar-TV Guide International, Inc. (b)                         500,000          23,062,500


Energy - Other 0.7%
Calpine Corporation (b)                                          500,000          22,531,250

Finance - Consumer/Commercial Loans 1.3%
USA Education, Inc.                                              650,000          44,200,000

Finance - Investment Brokers 2.4%
Lehman Brothers Holdings, Inc.                                   350,000          23,668,750
Merrill Lynch & Company, Inc.                                    300,000          20,456,250
Morgan Stanley, Dean Witter & Company                            500,000          39,625,000
                                                                              --------------
                                                                                  83,750,000

Finance - Investment Management 0.4%
Waddell & Reed Financial, Inc. Class A                           400,000          15,050,000


Finance - Mortgage & Related Services 5.5%
Countrywide Credit Industries, Inc.                              300,000          15,075,000
Federal Home Loan Mortgage Corporation                         1,400,000          96,425,000
Federal National Mortgage Association                            875,000          75,906,250
                                                                              --------------
                                                                                 187,406,250

Finance - Savings & Loan 2.0%
Golden West Financial Corporation                                350,000          23,625,000
TCF Financial Corporation                                        350,000          15,596,875
Washington Mutual, Inc.                                          550,000          29,184,375
                                                                              --------------
                                                                                  68,406,250

Financial Services - Miscellaneous 1.3%
Concord EFS, Inc. (b)                                          1,000,000          43,937,500

Insurance - Accident & Health 0.4%
UnumProvident Corporation                                        500,000          13,437,500

Insurance -
  Property/Casualty/Title 5.3%
ACE, Ltd.                                                      1,000,000          42,437,500
Ambac Financial Group, Inc.                                      825,000          48,107,813
Everest Re Group, Ltd.                                           250,000          17,906,250
Hartford Financial Services Group, Inc.                          100,000           7,062,500
MGIC Investment Corporation                                      175,000          11,801,562
PartnerRe, Ltd.                                                  235,000          14,335,000
XL Capital, Ltd. Class A                                         450,000          39,318,750
                                                                              --------------
                                                                                 180,969,375

Internet - Internet Service Provider/
   Content 0.3%
RealNames Corporation Series E (Acquired
  10/03/00; Cost $10,000,000) (b) (d)                          2,000,000          10,000,000

Internet - Network Security/Solutions 7.0%
Cisco Systems, Inc. (b)                                        2,700,000         103,275,000
Juniper Networks, Inc. (b)                                     1,100,000         138,668,750
                                                                              --------------
                                                                                 241,943,750

Internet - Software 1.9%
BEA Systems, Inc. (b)                                            650,000          43,753,125
Interwoven, Inc. (b)                                             300,000          19,781,250
                                                                              --------------
                                                                                  63,534,375

Leisure - Hotels & Motels 0.5%
Starwood Hotels & Resorts Worldwide, Inc.                        500,000          17,625,000

Leisure - Services 0.4%
Carnival Corporation                                             500,000          15,406,250

                                                  Shares or
                                                  Principal             Value
                                                     Amount           (Note 2)
------------------------------------------------------------------------------

Media - Cable TV 0.5%
Charter Communications, Inc. Class A (b)            700,000     $   15,881,250

Medical - Biomedical/Genetics 3.6%
Genzyme Corporation (b)                             600,000         53,962,500
Human Genome Sciences, Inc. (b)                     450,000         31,190,625
IDEC Pharmaceuticals Corporation (b)                 70,000         13,269,375
Millennium Pharmaceuticals, Inc. (b)                425,000         26,296,875
                                                                --------------
                                                                   124,719,375

Medical - Ethical Drugs 5.3%
Alza Corporation (b)                                600,000         25,500,000
Biovail Corporation International (b)               350,000         13,594,000
Elan Corporation PLC Sponsored ADR (b)              400,000         18,725,000
King Pharmaceuticals, Inc. (b)                      600,000         31,012,500
Pfizer, Inc.                                      2,000,000         92,000,000
                                                                --------------
                                                                   180,831,500

Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR            200,000         14,650,000
Watson Pharmaceuticals, Inc. (b)                    450,000         23,034,375
                                                                --------------
                                                                    37,684,375

Medical - Health Maintenance
     Organizations 2.8%
UnitedHealth Group, Inc.                            900,000         55,237,500
WellPoint Health Networks, Inc. (b)                 350,000         40,337,500
                                                                --------------
                                                                    95,575,000
Medical - Products 1.0%
Allergan, Inc.                                      350,000         33,884,375

Medical - Wholesale Drugs/Sundries 2.3%
Cardinal Health, Inc.                               600,000         59,775,000
Express Scripts, Inc. Class A (b)                   200,000         20,450,000
                                                                --------------
                                                                    80,225,000

Medical/Dental - Services 3.5%
Laboratory Corporation of America
   Holdings (b)                                     400,000         70,400,000
Quest Diagnostics, Inc. (b)                         360,000         51,120,000
                                                                --------------
                                                                   121,520,000

Medical/Dental - Supplies 0.2%
Advanced Neuromodulation Systems, Inc. (b)          300,000          6,112,500

Oil & Gas - Drilling 0.9%
Nabors Industries, Inc. (b)                         500,000         29,575,000

Oil & Gas - Field Services 1.0%
BJ Services Company (b)                             500,000         34,437,500

Oil & Gas - Machinery/Equipment 1.2%
Baker Hughes, Inc.                                  600,000         24,937,500
Weatherford International, Inc. (b)                 370,000         17,482,500
                                                                --------------
                                                                    42,420,000

Oil & Gas - Production/Pipeline 4.1%
Coastal Corporation                                 550,000         48,571,875
Dynegy, Inc. Class A                                900,000         50,456,250
El Paso Energy Corporation                          600,000         42,975,000
                                                                --------------
                                                                   142,003,125
Oil & Gas - Refining/Marketing 0.4%
Valero Energy Corporation                           400,000         14,875,000

Oil & Gas - United States Exploration &
     Production 1.2%
Anadarko Petroleum Corporation                      500,000         35,540,000
Cross Timber Oil Company                            228,100          6,329,775
                                                                --------------
                                                                    41,869,775

Retail - Apparel/Shoe 0.5%
Talbots, Inc.                                       350,000         15,968,750

Retail - Department Stores 3.8%
Kohl's Corporation (b)                            2,150,000     $  131,150,000

Retail - Discount & Variety 0.5%
Dollar Tree Stores, Inc. (b)                        650,000         15,925,000

Retail - Drug Stores 1.3%
Walgreen Company                                  1,100,000         45,993,750

Retail - Miscellaneous/Diversified 0.5%
Bed Bath & Beyond, Inc. (b)                         800,000         17,900,000

Retail/Wholesale - Building Products 0.6%
The Home Depot, Inc.                                450,000         20,559,375

Shoes & Related Apparel 0.5%
NIKE, Inc. Class B                                  300,000         16,743,750

Telecommunications - Equipment 7.4%
CIENA Corporation (b)                               700,000         56,962,500
Comverse Technology, Inc. (b)(g)                    600,000         65,175,000
JDS Uniphase Corporation (b) (g)                    600,000         25,012,500
Nokia Corporation Sponsored ADR                   1,150,000         50,025,000
Powerwave Technologies, Inc. (b)                    300,000         17,550,000
Qualcomm, Inc. (b)                                  300,000         24,656,250
SDL, Inc. (b) (g)                                   100,000         14,818,750
                                                                --------------
                                                                   254,200,000
------------------------------------------------------------------------------
Total Common Stocks (Cost  $2,433,546,661)                       3,210,346,331
------------------------------------------------------------------------------

Short-Term Investments (a) 7.3%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                     $   2,407,100          2,407,100
Wisconsin Electric Power Company, 6.24%              44,100             44,100
                                                                --------------
                                                                     2,451,200

Money Market Funds 1.0%
Strong Heritage Money Fund -
  Institutional Class (f)                        35,000,000         35,000,000

Repurchase Agreements 5.7%
ABN-AMRO Inc. (Dated 12/29/00),
 6.05%, Due 1/02/01 (Repurchase proceeds
 $196,131,756); Collateralized by: United
 States Government & Agency Issues (e)          196,000,000        196,000,000

United States Government Issues 0.5%
United States Treasury Bills, Due 2/15/01        16,000,000         15,889,504
United States Treasury Bills, Due 3/01/01         1,000,000            990,849
                                                                --------------
                                                                    16,880,353
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $250,321,023)                   250,331,553
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Investments in Securities (Cost $2,683,867,684)100.8%      3,460,677,884
Other Assets and Liabilities, Net (0.8%)                           (27,408,925)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $3,433,268,959
==============================================================================

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------
                                                  Contracts           Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of year                 --     $           --
Options written during the year                     172,695        236,190,517
Options closed                                     (163,635)      (224,951,359)
Options expired                                      (1,060)        (2,283,447)
Options exercised                                        --                 --
                                              -------------     --------------
Options outstanding at end of year                    8,000     $    8,955,711
                                              =============     ==============

Closed and expired options resulted in a capital of $9,552,587.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 2000
--------------------------------------------------------------------------------

                        STRONG GROWTH FUND (continued)

--------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                         Contracts
                                                        (100 shares    Value
                                                       per contract)  (Note 2)
--------------------------------------------------------------------------------

Applied Micro Circuits Corporation
 (Strike price is $65. Expiration date is 1/19/01.
 Premium received is $4,083,374.)                          3,000   ($4,312,500)

Comverse Technology, Inc.
 (Strike price is $110. Expiration date is 1/19/01.
 Premium received is $1,307,956.)                          1,500    (1,256,250)

 JDS Uniphase Corporation
 (Strike price is $45. Expiration date is 1/19/01.
 Premium received is $2,315,923.)                          3,000    (1,087,500)

 SDL, Inc.
 (Strike price is $165. Expiration date is 1/19/01.
 Premium received is $1,248,458.)                            500      (537,500)
                                                           -----    ----------
                                                           8,000   ($7,193,750)
                                                           =====    ==========
--------------------------------------------------------------------------------
                            STRONG OPPORTUNITY FUND

                                                        Shares or
                                                        Principal      Value
                                                          Value       (Note 2)
--------------------------------------------------------------------------------

Common Stocks 84.7%
Banks - Money Center 1.4%
Bank of America Corporation                              980,000  $ 44,957,500

Banks - Super Regional 3.5%
Bank One Corporation                                     975,000    35,709,375
Mellon Financial Corporation                             735,000    36,152,812
Wells Fargo Company                                      805,000    44,828,438
                                                                  ------------
                                                                   116,690,625

Beverage - Alcoholic 1.1%
Diageo PLC                                             3,235,000    36,277,290

Beverages - Soft Drinks 2.4%
The Pepsi Bottling Group, Inc.                           865,000    34,545,938
Whitman Corporation (b)                                2,802,800    45,895,850
                                                                  ------------
                                                                    80,441,788

Building - Construction Products/
 Miscellaneous 1.7%
Masco Corporation                                      2,262,000    58,105,125

Building Products - Wood 1.4%
Weyerhaeuser Company                                     905,000    45,928,750

Chemical - Specialty 2.1%
Praxair, Inc.                                          1,009,700    44,805,438
Solutia, Inc.                                          2,040,000    24,480,000
                                                                  ------------
                                                                    69,285,438

Computer - Graphics 0.1%
NVIDIA Corporation (b)                                    89,700     2,939,077

Computer - Manufacturers 1.9%
Compaq Computer Corporation                            1,930,000    29,046,500
NCR Corporation (b)                                      725,000    35,615,625
                                                                  ------------
                                                                    64,662,125

Computer - Services 1.2%
Electronic Data Systems Corporation                      705,000    40,713,750


Computer Software - Desktop 1.1%
Symantec Corporation (b)                               1,118,000    37,313,250

Computer Software - Enterprise 0.8%
Keane, Inc. (b)                                          913,700     8,908,575
VERITAS Software Corporation (b)                         202,738    17,739,575
                                                                  ------------
                                                                    26,648,150

Computer Software - Financial 0.5%
Intuit, Inc. (b)                                         425,800    16,792,487

Electrical - Equipment 1.3%
W.W. Grainger, Inc.                                    1,215,000    44,347,500

Electronics - Military Systems 1.1%
General Motors Corporation Class H (b)                 1,605,000    36,915,000

Electronics - Semiconductor
 Manufacturing 2.2%
Micron Technology, Inc. (b)                            1,001,500    35,553,250
Texas Instruments, Inc.                                  785,000    37,189,375
                                                                  ------------
                                                                    72,742,625

Electronics Products - Miscellaneous 2.3%
AVX Corporation                                        2,008,100    32,882,637
Rockwell International Corporation                       910,000    43,338,750
                                                                   -----------
                                                                    76,221,387

Finance - Equity REIT 1.0%
ProLogis Trust                                         1,545,000    34,376,250

Finance - Publicly Traded Investment Funds -
 Equity 2.7%
Nasdaq-100 Shares (b)                                    470,000    27,436,250
S & P Mid-Cap 400 Depositary Receipts                    660,000    62,287,500
                                                                  ------------
                                                                    89,723,750

Financial Services - Miscellaneous 1.6%
John Hancock Financial Services, Inc.                  1,455,000    54,744,375

Household - Housewares 1.3%
Newell Rubbermaid, Inc.                                1,875,000    42,656,250

Household - Office Furniture 1.3%
Leggett & Platt, Inc.                                  2,320,000    43,935,000

Insurance - Property/Casualty/Title 4.2%
ACE, Ltd.                                              1,070,000    45,408,125
The Allstate Corporation                               1,115,000    48,572,187
American International Group, Inc.                       460,000    45,338,750
                                                                  ------------
                                                                   139,319,062

Internet - Internet Service Provider/
 Content 2.5%
America Online, Inc. (b)                                 998,600    34,751,280
CNET Networks, Inc. (b)                                2,235,600    35,734,669
Walt Disney Internet Group (b)                         2,306,750     9,947,859
Terra Networks SA Sponsored ADR                          258,000     2,725,125
                                                                  ------------
                                                                    83,158,933

Internet - Network Security/Solutions 1.2%
Genuity, Inc. (b)                                      4,455,900    22,557,994
VeriSign, Inc. (b)                                       240,000    17,805,000
                                                                  ------------
                                                                    40,362,994

Leisure - Services 2.0%
Carnival Corporation                                   1,760,000    54,230,000
Gaylord Entertainment Company (b)                        576,200    12,028,175
                                                                  ------------
                                                                    66,258,175

--------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND (Continued)


                                               Shares or
                                               Principal              Value
                                                Amount               (Note 2)
-----------------------------------------------------------------------------

Media - Cable TV 3.8%
AT&T Corporation - Liberty Media Group
  Class A (b)                                  2,550,000        $  34,584,375
Comcast Corporation Class A (b)                  970,000           40,497,500
Cox Communications, Inc. Class A (b)           1,080,000           50,287,500
                                                                -------------
                                                                  125,369,375

Media - Newspapers 1.5%
The E.W. Scripps Company Class A                 800,000           50,300,000

Medical - Generic Drugs 1.1%
Watson Pharmaceuticals, Inc. (b)                 702,500           35,959,219

Medical - Health Maintenance
   Organizations 1.4%
CIGNA Corporation                                360,000           47,628,000

Medical - Hospitals 1.2%
HCA-The Healthcare Company                       925,000           40,709,250

Medical - Outpatient/Home Care 1.5%
HEALTHSOUTH Corporation (b)                    3,125,000           50,976,562

Medical - Products 1.3%
Boston Scientific Corporation (b)              3,050,000           41,746,875

Medical/Dental - Supplies 0.8%
Apogent Technologies, Inc. (b)                 1,281,300           26,266,650
Sybron Dental Specialties, Inc. (b)              122,366            2,064,926
                                                                  -----------
                                                                   28,331,576

Metal Products - Fasteners 1.3%
Illinois Tool Works, Inc.                        750,000           44,671,875

Oil & Gas - Drilling 1.3%
R&B Falcon Corporation (b)                       855,000           19,611,563
Transocean Sedco Forex, Inc.                     550,000           25,300,000
                                                                  -----------
                                                                   44,911,563

Oil & Gas - Machinery/Equipment 3.0%
Cooper Cameron Corporation (b)                   725,000           47,895,312
Weatherford International, Inc. (b)            1,100,000           51,975,000
                                                                  -----------
                                                                   99,870,312

Oil & Gas - Production/Pipeline 1.4%
Enron Corporation                                560,000           46,550,000

Oil & Gas - United States Exploration &
   Production 2.9%
Apache Corporation                               705,000           49,394,062
Devon Energy Corporation                         787,000           47,983,390
                                                                  -----------
                                                                   97,377,452

Oil & Gas - United States Integrated 1.3%
Unocal Corporation                             1,090,000           42,169,375

Paper & Paper Products 1.1%
The Mead Corporation                           1,187,800           37,267,225

Retail - Apparel/Shoe 1.3%
Nordstrom, Inc.                                2,445,000           44,468,438

Retail - Department Stores 1.4%
Federated Department Stores, Inc. (b)          1,325,000           46,375,000

Retail - Major Discount Chains 1.5%
Kmart Corporation (b)                            981,500            5,214,219
Target Corporation                             1,380,000           44,505,000
                                                                  -----------
                                                                   49,719,219

Retail/Wholesale - Building Products 1.3%
Lowe's Companies, Inc.                           988,900         $ 44,006,050

Retail/Wholesale - Office Supplies 1.3%
Staples, Inc. (b)                              3,745,000           44,237,813

Telecommunications - Cellular 3.3%
United States Cellular Corporation (b)           704,300           42,434,075
Vodafone Group PLC Sponsored ADR                 980,000           35,096,250
VoiceStream Wireless Corporation (b)             320,000           32,200,000
                                                                  -----------
                                                                  109,730,325

Telecommunications - Equipment 1.1%
Corning, Inc.                                    285,000           15,051,562
Tellabs, Inc. (b)                                410,000           23,165,000
                                                                  -----------
                                                                   38,216,562

Telecommunications - Services 2.1%
AT&T Corporation                                 860,000           14,888,750
Infonet Services Corporation Class B (b)         785,000            3,925,000
Sprint Corporation                             1,520,000           30,875,000
XO Communications, Inc. Class A (b)            1,088,400           19,387,125
                                                                  -----------
                                                                   69,075,875

Transportation - Airline 1.0%
AMR Corporation (b)                              713,900           27,975,956
Air New Zealand, Ltd. Class B                  4,240,000            4,226,220
                                                                  -----------
                                                                   32,202,176

Utility - Electric Power 1.6%
NiSource, Inc.                                 1,725,000           53,043,750
-----------------------------------------------------------------------------
Total Common Stocks (Cost $2,289,488,734)                       2,830,430,523
-----------------------------------------------------------------------------
Preferred Stocks 0.2%
XO Communications, Inc. 14.00% Senior
  Exchangeable                                   168,500            5,097,125
-----------------------------------------------------------------------------
Total Preferred Stocks (Cost $5,130,500)                            5,097,125
-----------------------------------------------------------------------------
Corporate Notes 0.0%
Nextlink Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09                         $  740,000              610,500
-----------------------------------------------------------------------------
Total Corporate Notes (Cost $607,117)                                 610,500
-----------------------------------------------------------------------------
Short-Term Investments (a) 14.0%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                      1,650,700            1,650,700
Sara Lee Corporation, 6.25%                    1,028,700            1,028,700
Wisconsin Electric Power Company, 6.24%          487,500              487,500
                                                                   ----------
                                                                    3,166,900

Money Market Funds 0.9%
Strong Heritage Money Fund -
  Institutional Class (f)                     30,000,000           30,000,000

Repurchase Agreements 13.0%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
  Due 1/02/01 (Repurchase proceeds
  $432,900,000); Collateralized by: United
  States Government & Agency Issues (e)      432,900,000          432,900,000
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $466,066,900)                  466,066,900
-----------------------------------------------------------------------------

Total Investments in Securities (Cost $2,761,293,251) 98.9%     3,302,205,048
Other Assets and Liabilities, Net 1.1%                             37,518,473
-----------------------------------------------------------------------------
Net Assets 100.0%                                              $3,339,723,521
=============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (Continued)             December 31, 2000
--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                             Contracts   Premiums
--------------------------------------------------------------------------------

Options outstanding at beginning of year      380       $528,293
Options written during the year                --             --
Options closed                                 --             --
Options expired                              (380)      (528,293)
Options exercised                              --             --
                                              ---       --------
Options outstanding at end of year             --       $     --
                                              ===       ========

Expired options resulted in a capital gain of $528,293.

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a)Short-term investments include any security which has a remaining maturity of less than one year.
(b)Non-income producing security.
(c)All or a portion of security pledged or segregated to cover margin requirements for futures contracts.
(d)Restricted security.
(e)See Note 2(I) of Notes to Financial Statements.
(f)Affiliated issuer. (See Note 8 of Notes to Financial Statements.)
(g)All or a portion of these securities are held in conjunction with open written option contracts.


Percentages are stated as a percent of net assets.

                    See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 2000

                                                                             (In Thousands, Except Per Share Amounts)

                                                                                   Strong      Strong     Strong       Strong
                                                                       Strong      Dow 30    Large Cap    Mid Cap    Strategic
                                                                      Discovery     Value      Growth   Disciplined    Growth
                                                                        Fund        Fund        Fund       Fund         Fund
                                                                      ---------  ---------   ----------  ----------  ---------
Assets:
   Investments in Securities, at Value (Including Repurchase
      Agreements of $24,700, $10,200, $45,300, $2,700
      and $100, respectively)
      Unaffiliated Issuers (Cost of $155,312, $150,973,
      $1,294,207, $17,086 and $5,217, respectively)                  $ 160,276   $ 164,560   $1,593,625  $  19,173  $   5,857
      Affiliated Issuers (Cost of $641, $0, $0, $0 and $0,
      respectively)                                                        120          --           --         --         --
   Receivable for Securities Sold                                       21,113          47       39,042         83         11
   Receivable for Fund Shares Sold                                           6       1,425           --         62         --
   Dividends and Interest Receivable                                       142         232          842         10          4
   Other Assets                                                             12          10          130          8          8
                                                                     ---------   ---------   ----------  ---------  ---------
   Total Assets                                                        181,669     166,274    1,633,639     19,336      5,880

Liabilities:
   Payable for Securities Purchased                                     14,604       6,447       56,723        836        132
   Written Options, at Value (Premiums
      Received of $0, $0, $1,379, $0 and $0, respectively)                  --          --        1,034         --         --
   Payable for Fund Shares Redeemed                                        857          55        1,248         --         --
   Variation Margin Payable                                                724          --           --         --         --
   Accrued Operating Expenses and Other Liabilities                         75          60          252          6          1
                                                                     ---------   ---------   ----------  ---------  ---------
   Total Liabilities                                                    16,260       6,562       59,257        842        133
                                                                     ---------   ---------   ----------  ---------  ---------
Net Assets                                                           $ 165,409   $ 159,712   $1,574,382  $  18,494  $   5,747
                                                                     =========   =========   ==========  =========  =========

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                     $ 165,015   $ 153,646   $1,358,667  $  16,374  $   5,188
   Undistributed Net Investment Income                                      57          --          408         --         --
   Accumulated Net Realized Gain (Loss)                                 (4,095)     (7,521)     (84,456)        32        (81)
   Net Unrealized Appreciation                                           4,432      13,587      299,763      2,088        640
                                                                     ---------   ---------   ----------  ---------  ---------
   Net Assets                                                        $ 165,409   $ 159,712   $1,574,382  $  18,494  $   5,747
                                                                     =========   =========   ==========  =========  =========

Capital Shares Outstanding (Unlimited Number Authorized)                10,094      11,836       45,274      1,193        463

Net Asset Value Per Share                                            $   16.39   $   13.49   $    34.77  $   15.50  $   12.40
                                                                     =========   =========   ==========  =========  =========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2000

                                                              (In Thousands, Except As Noted)

                                                                          Strong
                                                                        Growth Fund
                                                                        -----------
Assets:
 Investments in Securities, at Value
   Unaffiliated Issuers (Cost of $2,648,868)                           $    3,425,678
   Affiliated Issuers (Cost of $35,000)                                        35,000
 Receivable for Securities Sold                                                34,744
 Receivable for Fund Shares Sold                                                1,870
 Dividends and Interest Receivable                                              1,177
 Other Assets                                                                      50
                                                                       --------------
 Total Assets                                                               3,498,519

Liabilities:
 Payable for Securities Purchased                                              51,580
 Written Options, at Value
   (Premiums Received of $8,956)                                                7,194
 Payable for Fund Shares Redeemed                                               5,590
 Accrued Operating Expenses and Other Liabilities                                 886
                                                                       --------------
 Total Liabilities                                                             65,250
                                                                       --------------
Net Assets                                                             $    3,433,269
                                                                       ==============

Net Assets Consist of:
 Capital Stock (par value and paid-in capital)                         $    2,752,100
 Accumulated Net Realized Loss                                                (97,403)
 Net Unrealized Appreciation                                                  778,572
                                                                       --------------
 Net Assets                                                            $    3,433,269
                                                                       ==============

Investor Class ($ and shares in full)
 Net Assets                                                            $3,411,250,071
 Capital Shares Outstanding (Unlimited Number Authorized)                 126,086,533

Net Asset Value Per Share                                              $        27.05
                                                                       ==============

Institutional Class ($ and shares in full)
 Net Assets                                                            $   17,843,926
 Capital Shares Outstanding (Unlimited Number Authorized)                     656,691

Net Asset Value Per Share                                              $        27.17
                                                                       ==============

Advisor Class ($ and shares in full)
 Net Assets                                                            $    4,174,962
 Capital Shares Outstanding (Unlimited Number Authorized)                     154,850

Net Asset Value Per Share                                              $        26.96
                                                                       ==============


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2000

                                                                                                   (In Thousands, Except As Noted)

                                                                                                               Strong
                                                                                                             Opportunity
                                                                                                                Fund
                                                                                                             -----------
Assets:
   Investments in Securities, at Value
      (Including Repurchase Agreements of $432,900)
      Unaffiliated Issuers (Cost of $2,731,293)                                                               $    3,272,205
      Affiliated Issuers (Cost of $30,000)                                                                            30,000
   Receivable for Securities Sold                                                                                    145,090
   Receivable for Fund Shares Sold                                                                                     8,517
   Dividends and Interest Receivable                                                                                   1,877
   Other Assets                                                                                                           47
                                                                                                              --------------
   Total Assets                                                                                                    3,457,736

Liabilities:
   Payable for Securities Purchased                                                                                  114,518
   Payable for Fund Shares Redeemed                                                                                    2,728
   Accrued Operating Expenses and Other Liabilities                                                                      766
                                                                                                              --------------
   Total Liabilities                                                                                                 118,012
                                                                                                              --------------
Net Assets                                                                                                    $    3,339,724
                                                                                                              ==============
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                                                              $    2,709,681
   Undistributed Net Investment Income                                                                                    93
   Undistributed Net Realized Gain                                                                                    89,038
   Net Unrealized Appreciation                                                                                       540,912
                                                                                                              --------------
   Net Assets                                                                                                 $    3,339,724
                                                                                                              ==============

Investor Class ($ and shares in full)
   Net Assets                                                                                                 $3,337,172,968
   Capital Shares Outstanding (Unlimited Number Authorized)                                                       78,790,945

Net Asset Value Per Share                                                                                     $        42.35
                                                                                                              ==============
Advisor Class ($ and shares in full)
   Net Assets                                                                                                 $    2,550,553
   Capital Shares Outstanding (Unlimited Number Authorized)                                                           60,576

Net Asset Value Per Share                                                                                     $        42.10
                                                                                                              ==============

                         See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                             (In Thousands)


                                                        Strong                                          Strong          Strong
                                        Strong          Dow 30                  Strong                  Mid Cap        Strategic
                                       Discovery         Value                Large Cap               Disciplined       Growth
                                         Fund            Fund                Growth Fund                 Fund            Fund
                                     -------------   -------------   -----------------------------   -------------   -------------
                                      Year Ended      Year Ended     Period Ended     Year Ended      Year Ended      Year Ended
                                     Dec. 31, 2000   Dec. 31, 2000   Dec. 31, 2000   Oct. 31, 2000   Dec. 31, 2000   Dec. 31, 2000
                                     -------------   -------------   -------------   -------------   -------------   -------------
                                                                       (Note 1)
Income:
 Dividends (net of foreign
   withholding taxes of $2, $0,
   $0, $62, $0 and $1,
   respectively)                       $    541        $  2,177        $   1,702        $  5,326          $   99          $   38
 Interest                                 2,624             181            1,434           5,167              59              30
                                       --------        --------        ---------        --------          ------          ------
 Total Income                             3,165           2,358            3,136          10,493             158              68

Expenses:
 Investment Advisory Fees                 1,386           1,132            1,524          10,937              69              43
 Administrative Fees                        377              --              691           3,096              20              12
 Custodian Fees                              74              38               20              83              12               3
 Shareholder Servicing Costs                533             299              369           1,982              27              26
 Professional Fees                           27               7               10              63               6               7
 Reports to Shareholders                    142             111               89             534               6               7
 Federal and State Registration
  Fees                                       23              44               10              53              22              29
 Other                                       17              82               17              74               4               3
                                       --------        --------        ---------        --------          ------          ------
 Total Expenses before Waivers,
   Absorptions and Fees Paid Indirectly
   by Advisor                             2,579           1,713            2,730          16,822             166             130
 Involuntary Expense Waivers and
   Absorptions                               --              --               --              --              --             (20)
 Fees Paid Indirectly by Advisor
  (Note 3)                                   (8)             --               (2)            (32)             --              --
                                       --------        --------        ---------        --------          ------          ------
 Expenses, Net                            2,571           1,713            2,728          16,790             166             110
                                       --------        --------        ---------        --------          ------          ------
Net Investment Income (Loss)                594             645              408          (6,297)            (8)             (42)

Realized and Unrealized Gain
 (Loss):
 Net Realized Gain (Loss) on:
   Investments                           42,643          (4,852)         (37,568)        233,307             462             (73)
   Futures Contracts and Options          6,501              --           10,937         (36,061)             --              --
                                       --------        --------        ---------        --------          ------          ------
   Net Realized Gain (Loss)              49,144          (4,852)         (26,631)        197,246             462             (73)
 Net Change in Unrealized
   Appreciation/Depreciation on:
   Investments                          (42,340)         (2,094)        (160,201)        154,519           1,502            (391)
   Futures Contracts and Options            (10)             --            2,931          (3,979)             --              --
                                       --------        --------        ---------        --------          ------          ------
   Net Change in Unrealized
     Appreciation/Depreciation          (42,350)         (2,094)        (157,270)        150,540           1,502            (391)
                                       --------        --------        ---------        --------          ------          ------
Net Gain (Loss) on Investments            6,794          (6,946)        (183,901)        347,786           1,964            (464)
                                       --------        --------        ---------        --------          ------          ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations             $  7,388       ($  6,301)      ($ 183,493)       $341,489          $1,956         ($  506)
                                       ========        ========        =========        ========          ======          ======

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                        (In Thousands)


                                                                                             Strong
                                                                                             Growth
                                                                                              Fund
                                                                                          -------------
                                                                                           Year Ended
                                                                                          Dec. 31, 2000
                                                                                          -------------
Income:
 Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $35)                $   5,870
 Dividends - Affiliated Issuers                                                                1,216
 Interest                                                                                     17,094
                                                                                           ---------
 Total Income                                                                                 24,180

Expenses:
 Investment Advisory Fees                                                                     29,532
 Administrative Fees - Investor Class                                                          8,188
 Administrative Fees - Institutional Class                                                         1
 Administrative Fees - Advisor Class                                                               1
 Custodian Fees                                                                                  136
 Shareholder Servicing Costs - Investor Class                                                  5,281
 Shareholder Servicing Costs - Institutional Class                                                 1
 Shareholder Servicing Costs - Advisor Class                                                       1
 Reports to Shareholders - Investor Class                                                      1,329
 Reports to Shareholders - Institutional Class                                                     2
 Reports to Shareholders - Advisor Class                                                           2
 12b-1 Fees - Advisor Class                                                                        1
 Other                                                                                           707
                                                                                           ---------
 Total Expenses before Waivers, Absorptions and Fees Paid Indirectly by Advisor               45,182
 Involuntary Expense Waivers and Absorptions - Advisor Class                                      (1)
 Fees Paid Indirectly by Advisor - Investor Class (Note 3)                                       (51)
                                                                                           ---------
 Expenses, Net                                                                                45,130
                                                                                           ---------
Net Investment Loss                                                                          (20,950)

Realized and Unrealized Gain (Loss):
 Net Realized Gain on:
   Investments                                                                               343,970
   Futures Contracts and Options                                                              17,748
                                                                                           ---------
   Net Realized Gain                                                                         361,718
 Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                                              (771,651)
   Options                                                                                     1,672
                                                                                           ---------
   Net Change in Unrealized Appreciation/Depreciation                                       (769,979)
                                                                                           ---------
Net Loss on Investments                                                                     (408,261)
                                                                                           ---------
Net Decrease in Net Assets Resulting from Operations                                       ($429,211)
                                                                                           =========





                      See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                                                   (In Thousands)

                                                                                                       Strong
                                                                                                     Opportunity
                                                                                                        Fund
                                                                                                   -------------
                                                                                                     Year Ended
                                                                                                    Dec. 31, 2000
                                                                                                   --------------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $150)                     $    25,191
   Dividends - Affiliated Issuers                                                                        1,009
   Interest                                                                                             22,647
                                                                                                   -----------
   Total Income                                                                                         48,847

Expenses:
   Investment Advisory Fees                                                                             22,948
   Administrative Fees - Investor Class                                                                  6,445
   Administrative Fees - Advisor Class                                                                       1
   Custodian Fees                                                                                          144
   Shareholder Servicing Costs - Investor Class                                                          4,097
   Reports to Shareholders - Investor Class                                                                922
   12b-1 Fees - Advisor Class                                                                                1
   Other                                                                                                   585
                                                                                                   -----------
   Total Expenses before Fees Paid Indirectly by Advisor                                                35,143
   Fees Paid Indirectly by Advisor - Investor Class (Note 3)                                               (28)
                                                                                                   -----------
   Expenses, Net                                                                                        35,115
                                                                                                   -----------
Net Investment Income                                                                                   13,732

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                                                      412,620
      Options                                                                                              528
      Foreign Currencies                                                                                   (18)
                                                                                                   -----------
      Net Realized Gain                                                                                413,130
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                                     (195,660)
      Options                                                                                             (286)
      Foreign Currencies                                                                                    (2)
                                                                                                   -----------
      Net Change in Unrealized Appreciation/Depreciation                                              (195,948)
                                                                                                   -----------
Net Gain on Investments                                                                                217,182
                                                                                                   -----------
Net Increase in Net Assets Resulting from Operations                                               $   230,914
                                                                                                   ===========

                       See Notes to Financial Statements
34

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                 Strong Discovery Fund                Strong Dow 30 Value Fund
                                                             ----------------------------          ------------------------------
                                                              Year Ended      Year Ended            Year Ended       Year Ended
                                                             Dec. 31, 2000   Dec. 31, 1999         Dec. 31, 2000    Dec. 31, 1999
                                                            --------------   -------------         -------------   --------------
Operations:
   Net Investment Income (Loss)                             $       594     ($    1,646)           $      645       $      419
   Net Realized Gain (Loss)                                      49,144         (18,910)               (4,852)          (1,913)
   Net Change in Unrealized Appreciation/Depreciation           (42,350)         16,568                (2,094)          13,283
                                                            -----------      ----------            ----------       ----------
   Net Increase (Decrease) in Net Assets Resulting
      from Operations                                             7,388          (3,988)               (6,301)          11,789

Distributions:
   From Net Investment Income                                      (355)             --                  (647)            (421)
   From Net Realized Gains                                      (23,445)         (3,366)                   --               --
                                                            -----------      ----------            ----------       ----------
   Total Distributions                                          (23,800)         (3,366)                 (647)            (421)

Capital Share Transactions (Note 4):
   Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                                 (5,625)       (127,195)               52,684           74,360
                                                            -----------      ----------            ----------       ----------
Total Increase (Decrease) in Net Assets                         (22,037)       (134,549)               45,736           85,728
Net Assets:
   Beginning of Year                                            187,446         321,995               113,976           28,248
                                                            -----------      ----------            ----------       ----------
   End of Year                                              $   165,409      $  187,446            $  159,712       $  113,976
                                                            ===========      ==========            ==========       ==========

                                                                                           Strong Large Cap Growth Fund
                                                                                  ---------------------------------------------
                                                                                  Period Ended    Year Ended       Year Ended
                                                                                  Dec. 31, 2000  Oct. 31, 2000    Oct. 31, 1999
                                                                                  -------------  -------------   --------------
                                                                                   (Note 1)
Operations:
   Net Investment Income (Loss)                                                   $         408  ($      6,297) ($          792)
   Net Realized Gain (Loss)                                                             (26,631)       197,246          234,855
   Net Change in Unrealized Appreciation/Depreciation                                  (157,270)       150,540          144,582
                                                                                  -------------   ------------   --------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                     (183,493)       341,489          378,645
Distributions:
   In Excess of Net Investment Income                                                        --             --             (195)
   From Net Realized Gains                                                             (230,201)      (238,888)         (11,003)
                                                                                  -------------   ------------   --------------
   Total Distributions                                                                 (230,201)      (238,888)         (11,198)
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                           218,646        413,605           23,129
                                                                                  -------------   ------------   --------------
Total Increase (Decrease) in Net Assets                                                (195,048)       516,206          390,576
Net Assets:
   Beginning of Period                                                                1,769,430      1,253,224          862,648
                                                                                  -------------   ------------   --------------
   End of Period                                                                  $   1,574,382   $  1,769,430   $    1,253,224
                                                                                  =============   ============   ==============

                      See Notes to Financial Statements.

------------------------------------------------------------------------------

                                                                                           (In Thousands)

                                                                                    Strong Mid Cap Disciplined Fund
                                                                                   --------------------------------
                                                                                     Year Ended        Year Ended
                                                                                   Dec. 31, 2000     Dec. 31, 1999
                                                                                   -------------     --------------
Operations:
   Net Investment Loss                                                              ($        8)         ($     44)
   Net Realized Gain                                                                        462                403
   Net Change in Unrealized Appreciation/Depreciation                                     1,502                586
                                                                                     ----------           --------
   Net Increase in Net Assets Resulting from Operations                                   1,956                945
Distributions:
   From Net Investment Income                                                               (71)                --
   From Net Realized Gains                                                                 (710)                --
                                                                                     ----------           --------
   Total Distributions                                                                     (781)                --
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                            11,374              5,000
                                                                                     ----------           --------
Total Increase in Net Assets                                                             12,549              5,945
Net Assets:
   Beginning of Year                                                                      5,945                 --
                                                                                     ----------           --------
   End of Year                                                                       $   18,494           $  5,945
                                                                                     ==========           ========



                                                                                           Strong Strategic Growth Fund
                                                                                        ----------------------------------
                                                                                           Year Ended       Year Ended
                                                                                          Dec. 31, 2000    Dec. 31, 1999
                                                                                        ----------------  ----------------
Operations:
   Net Investment Loss                                                                       ($     42)       ($     40)
   Net Realized Gain (Loss)                                                                        (73)             428
   Net Change in Unrealized Appreciation/Depreciation                                             (391)             633
                                                                                             ---------         --------
   Net Increase (Decrease) in Net Assets Resulting from Operations                                (506)           1,021
Distributions From Net Realized Gains                                                              (75)            (232)
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                                    1,476              597
                                                                                             ---------         --------
Total Increase in Net Assets                                                                       895            1,386
Net Assets:
   Beginning of Year                                                                             4,852            3,466
                                                                                             ---------         --------
   End of Year                                                                               $   5,747         $  4,852
                                                                                             =========         ========

                      See Notes to Financial Statements.

------------------------------------------------------------------------------

                                                                                                         (In Thousands)

                                                                                                       Strong Growth Fund
                                                                                               -----------------------------------
                                                                                                   Year Ended      Year Ended
                                                                                                  Dec. 31, 2000   Dec. 31, 1999
                                                                                               -----------------  ----------------
Operations:
   Net Investment Loss                                                                            ($   20,950)       ($   16,632)
   Net Realized Gain                                                                                  361,718            487,408
   Net Change in Unrealized Appreciation/Depreciation                                                (769,979)           953,345
                                                                                                 ------------         ----------
   Net Increase (Decrease) in Net Assets Resulting from Operations                                   (429,211)         1,424,121
Distributions:
   From Net Realized Gains:
      Investor Class                                                                                 (552,297)          (378,323)
      Institutional Class                                                                              (2,060)                --
      Advisor Class                                                                                      (241)                --
                                                                                                 ------------         ----------
   Total Distributions                                                                               (554,598)          (378,323)
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                                       1,063,396            473,209
                                                                                                 ------------         ----------
Total Increase in Net Assets                                                                           79,587          1,519,007
Net Assets:
   Beginning of Year                                                                                3,353,682          1,834,675
                                                                                                 ------------         ----------
   End of Year                                                                                     $3,433,269         $3,353,682
                                                                                                 ============         ==========

                                                                                                   Strong Opportunity Fund
                                                                                              ---------------------------------
                                                                                                 Year Ended       Year Ended
                                                                                               Dec. 31, 2000     Dec. 31, 1999
                                                                                              --------------    ---------------
Operations:
   Net Investment Income                                                                           $   13,732       $    4,329
   Net Realized Gain                                                                                  413,130          341,558
   Net Change in Unrealized Appreciation/Depreciation                                                (195,948)         293,543
                                                                                                 ------------       ----------
   Net Increase in Net Assets Resulting from Operations                                               230,914          639,430
Distributions:
   From Net Investment Income:
      Investor Class                                                                                  (13,075)          (4,180)
      Advisor Class                                                                                       (15)              --
   From Net Realized Gains:
      Investor Class                                                                                 (393,480)        (322,446)
      Advisor Class                                                                                       (36)              --
                                                                                                 ------------       ----------
   Total Distributions                                                                               (406,606)        (326,626)
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                                         978,265          186,420
                                                                                                 ------------       ----------
Total Increase in Net Assets                                                                          802,573          499,224
Net Assets:
   Beginning of Year                                                                                2,537,151        2,037,927
                                                                                                 ------------       ----------
   End of Year                                                                                     $3,339,724       $2,537,151
                                                                                                 ============       ==========

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -  Strong Discovery Fund, Inc./(1)(2)/
     -  Strong Dow 30 Value Fund/(3)/ (a series of Strong Equity Funds,
        Inc./(1)/)
     -  Strong Large Cap Growth Fund, Inc./(1)(2)/
     - Strong Mid Cap Disciplined Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Strategic Growth Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     -  Strong Growth Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     -  Strong Opportunity Fund, Inc./(1)(2)/

        /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

        /(2)/  Diversified Fund

        /(3)/  Non-diversified Fund

     During 2000, the Board of Directors of Strong Large Cap Growth Fund approved changing the Fund's fiscal year-end from October 31st to December 31st. Accordingly, the activity of the Fund is presented for the period from November 1, 2000 to December 31, 2000.

     Effective February 25, 2000, Strong Growth Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Strong Opportunity Fund has issued two classes of shares: Investor Class and Advisor Class. Shares held prior to February 25, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at December 31, 2000 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                            Aggregate   Aggregate   Percent of
                                              Cost      Fair Value  Net Assets
                                          -----------  -----------  ----------
            Strong Discovery Fund         $   587,550  $   100,310     0.1%
            Strong Large Cap Growth Fund    5,000,000    5,000,000     0.3%
            Strong Growth Fund             10,000,000   10,000,000     0.3%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund, other than Strong Large Cap Growth Fund, generally pays dividends from net investment income and distributes any net capital gains that it realizes annually. Strong Large Cap Growth Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.
38

--------------------------------------------------------------------------------

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
December 31, 2000

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                              Administrative     Administrative       Administrative
                                                                                   Fees -              Fees -               Fees -
                                      Advisory Fees       Advisory Fees     Investor Class    Institutional Class    Advisor Class
                                       Jan. 1, 2000-      Feb. 25, 2000-      Feb. 25, 2000-     Feb. 25, 2000-       Feb. 25, 2000-
                                     Feb. 24, 2000/(1)/  Dec. 31, 2000/(2)/  Dec 31, 2000/(2)/    Dec. 31, 2000       Dec. 31, 2000
                                     ------------------  ------------------  ----------------- -------------------   ---------------
     Strong Discovery Fund                 1.00%              0.75%               0.25%                 *                    *
     Strong Dow 30 Value Fund              0.80%              0.80%                 *                   *                    *
     Strong Large Cap Growth Fund          0.85%**            0.60%***            0.25%                 *                    *
     Strong Mid Cap Disciplined Fund       1.00%              0.75%               0.25%                 *                    *
     Strong Strategic Growth Fund          1.00%              0.75%               0.25%                 *                    *
     Strong Growth Fund                    1.00%              0.75%               0.25%               0.02%                0.25%
     Strong Opportunity Fund               1.00%              0.75%               0.25%                 *                  0.25%

       * Does not offer share class. Strong Dow 30 Value Fund does not have Administrative Fees.

      ** The investment advisory fees are 0.85% of the first $35 million and 0.80% thereafter for the year and period ended December 31, 2000.

     *** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter for the year and period ended December 31, 2000.

     /(1)/ Strong Large Cap Growth Fund's Advisory and Administrative Fees period is November 1, 1999 through February 29, 2000.

     /(2)/ Strong Large Cap Growth Fund's Advisory and Administrative Fees period is March 1, 2000 through December 31, 2000.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Growth Fund and Strong Opportunity Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended December 31, 2000, Strong Growth Fund and Strong Opportunity Fund incurred 12b-1 fees of $985 and $567, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2000, is as follows:

                                               Payable to        Shareholder Servicing          Transfer Agency         Unaffiliated
                                               Advisor at         and Other Expenses                Banking              Directors'
                                             Dec. 31, 2000          Paid to Advisor            Charges/(Credits)            Fees
                                             -------------       ---------------------         -----------------        -----------
     Strong Discovery Fund                     $  47,834               $   533,971                    ($ 8,389)          $  3,607
     Strong Dow 30 Value Fund                     39,564                   299,238                       2,308              2,326
     Strong Large Cap Growth Fund*               178,031                   369,305                      (1,970)             3,693
     Strong Mid Cap Disciplined Fund               3,683                    27,032                       2,534                714
     Strong Strategic Growth Fund                     91                    25,855                       2,393                697
     Strong Growth Fund                          468,312                 5,293,532                     (50,460)            64,956
     Strong Opportunity Fund                     395,370                 4,104,655                     (28,132)            49,197

     * For the period ended December 31, 2000. For the year ended October 31, 2000 the shareholder servicing and other expenses paid to Advisor, transfer agency banking credits and unaffiliated directors fees were $1,988,366, $32,263 and $28,874, respectively.

     The Advisor owns 11.5% of Strong Strategic Growth Fund at December 31,
     2000.

--------------------------------------------------------------------------------

4. Capital Share Transactions

                                                         Strong Discovery Fund                   Strong Dow 30 Value Fund
                                                    -------------------------------         ---------------------------------
                                                       Year Ended      Year Ended              Year Ended        Year Ended
                                                     Dec. 31, 2000   Dec. 31, 1999           Dec. 31, 2000     Dec. 31, 1999
                                                    --------------   --------------         ---------------    --------------
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                          $55,801,971    $ 71,368,933            $149,700,054      $125,783,891
  Proceeds from Reinvestment of Distributions         22,237,108       3,296,889                 596,034           391,152
  Payment for Shares Redeemed                        (84,664,010)   (201,861,075)            (97,611,952)      (51,814,938)
                                                    ------------   -------------            ------------      ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      ($ 5,624,931)  ($127,195,253)           $ 52,684,136      $ 74,360,105
                                                    ============   =============            ============      ============
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                 2,898,578       4,339,399              11,045,130         9,423,493
  Issued in Reinvestment of Distributions              1,504,073         212,428                  43,890            27,546
  Redeemed                                            (4,365,638)    (12,436,420)             (7,269,686)       (3,905,128)
                                                     -----------    ------------             -----------       -----------
  Net Increase (Decrease) in Shares of the Fund           37,013      (7,884,593)              3,819,334         5,545,911
                                                     ===========    ============             ===========       ===========



                                                                  Strong Large Cap Growth Fund
                                                     --------------------------------------------------
                                                        Period Ended      Year Ended      Year Ended
                                                       Dec. 31, 2000    Oct. 31, 2000   Oct. 31, 1999
                                                     ----------------   --------------  ---------------
                                                          (Note 1)
Capital Share Transactions of Each of
   the Funds Were as Follows:
  Proceeds from Shares Sold                          $  35,941,607     $450,266,883    $221,427,152
  Proceeds from Reinvestment of Distributions          223,164,298      231,474,320      10,867,367
  Payment for Shares Redeemed                          (40,459,565)    (268,136,508)   (209,164,690)
                                                     -------------   --------------   -------------
  Net Increase in Net Assets from
    Capital Share Transactions                       $ 218,646,340     $413,604,695    $ 23,129,829
                                                     =============   ==============   =============
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                     906,358        9,358,245       5,972,687
  Issued in Reinvestment of Distributions                6,527,181        4,975,791         314,085
  Redeemed                                              (1,059,101)      (5,619,663)     (5,746,448)
                                                     -------------    -------------    ------------
  Net Increase in Shares of the Fund                     6,374,438        8,714,373         540,324
                                                     =============    =============    ============

--------------------------------------------------------------------------------
December 31, 2000
                                                Strong Mid Cap Disciplined Fund
                                                -------------------------------
                                                 Year Ended        Year Ended
                                                Dec. 31, 2000     Dec. 31, 1999
                                                -------------     -------------
                                                                    (Note 1)

Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                        $ 16,735,188   $  11,962,911
  Proceeds from Reinvestment of Distributions           715,329              --
  Payment for Shares Redeemed                        (6,076,036)     (6,962,973)
                                                  -------------   -------------
  Net Increase in Net Assets from
   Capital Share Transactions                      $ 11,374,481   $   4,999,938
                                                  =============   =============
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                               1,118,229        1,014,912
  Issued in Reinvestment of Distributions               49,501               --
  Redeemed                                            (414,314)        (575,082)
                                                  ------------    -------------
  Net Increase in Shares of the Fund                   753,416          439,830
                                                  ============    =============


                                                 Strong Strategic Growth Fund
                                                 ----------------------------
                                                  Year Ended        Year Ended
                                                 Dec. 31, 2000    Dec. 31, 1999
                                                 -------------    -------------

Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                        $  3,889,073   $   2,606,830
  Proceeds from Reinvestment of Distributions            73,303         219,183
  Payment for Shares Redeemed                        (2,486,594)     (2,229,112)
                                                  -------------   -------------
  Net Increase in Net Assets from
   Capital Share Transactions                      $  1,475,782   $     596,901
                                                  =============   =============
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                  296,230         218,290
  Issued in Reinvestment of Distributions                 6,068          15,952
  Redeemed                                             (189,382)       (191,864)
                                                  -------------   -------------
  Net Increase in Shares of the Fund                    112,916          42,378
                                                  =============   =============

--------------------------------------------------------------------------------------------------
                                                                      Strong Growth Fund
                                                             -------------------------------------
                                                                Year Ended            Year Ended
                                                              Dec. 31, 2000         Dec. 31, 1999
                                                             ----------------      ---------------
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                  $  1,506,745,005       $  596,220,203
  Proceeds from Reinvestment of Distributions                     535,899,211          369,783,406
  Payment for Shares Redeemed                                  (1,007,189,224)        (492,793,963)
                                                             ----------------      ---------------
  Net Increase in Net Assets from
   Capital Share Transactions                                  1,035,454,992           473,209,646

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                       28,231,392                    --
  Proceeds from Reinvestment of Distributions                      2,059,487                    --
  Payment for Shares Redeemed                                     (6,983,348)                   --
                                                             ----------------      ---------------
  Net Increase in Net Assets from
   Capital Share Transactions                                     23,307,531                    --

ADVISOR CLASS
  Proceeds from Shares Sold                                        4,887,961                    --
  Proceeds from Reinvestment of Distributions                        241,316                    --
  Payment for Shares Redeemed                                       (495,540)                   --
                                                             ----------------      ---------------
  Net Increase in Net Assets from
    Capital Share Transactions                                     4,633,737                    --
                                                             ----------------      ---------------
  Net Increase in Net Assets from
    Capital Share Transactions                               $ 1,063,396,260         $ 473,209,646
                                                             ================      ===============

 Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                            39,566,417            22,686,699
  Issued in Reinvestment of Distributions                         20,131,225            11,310,744
  Redeemed                                                       (27,661,431)          (18,872,635)
                                                             ----------------      ---------------
  Net Increase in Shares                                          32,036,211            15,124,808

INSTITUTIONAL CLASS
  Sold                                                               787,533                    --
  Issued in Reinvestment of Distributions                             77,077                    --
  Redeemed                                                          (207,919)                   --
                                                             ----------------      ---------------
  Net Increase in Shares                                             656,691                    --

ADVISOR CLASS
  Sold                                                               163,574                    --
  Issued in Reinvestment of Distributions                              9,092                    --
  Redeemed                                                           (17,816)                   --
                                                             ----------------      ---------------
  Net Increase in Shares                                             154,850                    --
                                                             ----------------      ---------------
Net Increase in Shares of the Fund                                32,847,752            15,124,808
                                                             ================      ===============

--------------------------------------------------------------------------------
December 31, 2000

                                                      Strong Opportunity Fund
                                                ------------------------------
                                                  Year Ended       Year Ended
                                                 Dec. 31, 2000    Dec. 31, 1999
                                               ---------------    -------------
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                    $ 1,222,153,657   $  448,587,945
  Proceeds from Reinvestment of Distributions      387,224,370      317,277,481
  Payment for Shares Redeemed                     (633,635,037)    (579,445,070)
                                               ---------------   --------------
  Net Increase in Net Assets from
    Capital Share Transactions                     975,742,990      186,420,356

ADVISOR CLASS
  Proceeds from Shares Sold                          2,659,053               --
  Proceeds from Reinvestment of Distributions           50,986               --
  Payment for Shares Redeemed                         (187,796)              --
                                               ---------------   --------------
  Net Increase in Net Assets from
    Capital Share Transactions                       2,522,243               --
                                               ---------------   --------------
Net Increase in Net Assets from
  Capital Share Transactions                    $  978,265,233    $ 186,420,356
                                               ===============   ==============


Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                              26,358,124       10,391,925
  Issued in Reinvestment of Distributions            9,675,265        7,354,169
  Redeemed                                         (14,017,619)     (13,742,553)
                                               ---------------   --------------
  Net Increase in Shares                            22,015,770        4,003,541

ADVISOR CLASS
  Sold                                                  63,772               --
  Issued in Reinvestment of Distributions                1,262               --
  Redeemed                                              (4,458)              --
                                               ---------------   --------------
  Net Increase in Shares                                60,576               --
                                               ---------------   --------------
Net Increase in Shares of the Fund                  22,076,346        4,003,541
                                               ===============   ==============

--------------------------------------------------------------------------------

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, for the year ended December 31, 2000, were as follows:

                                                              Purchases                        Sales
                                                          ---------------                ----------------
              Strong Discovery Fund                       $   658,114,689                $    698,998,769
              Strong Dow 30 Value Fund                        165,906,030                     120,078,286
              Strong Large Cap Growth Fund*                 1,147,610,830                   1,044,530,884
              Strong Mid Cap Disciplined Fund                  32,936,090                      24,847,238
              Strong Strategic Growth Fund                      9,051,363                       7,760,514
              Strong Growth Fund                           13,051,410,238                  12,587,373,548
              Strong Opportunity Fund                       2,605,899,119                   2,245,699,527

     * For the period ended December 31, 2000. For the year ended October 31, 2000 the purchases and sales were $7,488,135,611 and $7,474,175,503, respectively. There were no purchases or sales of long-term government securities for the year ended October 31, 2000. There were no purchases or sales of long-term government securities for the year and period ended December 31, 2000.

7.   Income Tax Information

     At December 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes were as follows:

                                                  Federal Tax   Unrealized    Unrealized   Net Appreciation/  Net Capital Loss
                                                      Cost     Appreciation  Depreciation   (Depreciation)     Carryovers
                                               --------------  ------------  ------------  -----------------  ----------------
     Strong Discovery Fund                     $  162,428,391  $ 14,515,472  $ 16,547,980  ($      2,032,508) $             --
     Strong Dow 30 Value Fund                     156,187,466    20,171,044    11,798,850          8,372,194         1,597,493
     Strong Large Cap Growth Fund               1,343,679,424   262,858,120    12,912,465        249,945,655                 *
     Strong Mid Cap Disciplined Fund               17,214,709     2,578,689       620,189          1,958,500                --
     Strong Strategic Growth Fund                   5,315,754       794,705       253,180            541,525             1,052
     Strong Growth Fund                         2,765,857,685   737,852,553    43,032,353        694,820,200         8,212,173
     Strong Opportunity Fund                    2,760,133,592   807,632,828   265,561,372        542,071,456                --

     * At October 31, 2000 (the tax year-end of the Fund), the capital loss carryover (expiring in varying amounts through 2007) for federal income tax purposes was $0.00.

     During the year ended December 31, 2000, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong Discovery Fund $18,867,073, Strong Dow 30 Value Fund $0, Strong Mid Cap Disciplined Fund $34,586, Strong Strategic Growth Fund $2,606, Strong Growth Fund $246,055,829 and Strong Opportunity Fund $335,783,249. For the period ended December 31, 2000, Strong Large Cap Growth Fund paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders of $69,007,629 (unaudited).

     Strong Discovery Fund and Strong Growth Fund utilized $32,893,623 and $3,212,926, respectively, of their capital loss carryovers during the year ended December 31, 2000.

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2000 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong Discovery Fund 100.0%, Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 100.0%, Strong Strategic Growth Fund 0.0%, Strong Growth Fund 0.0% and Strong Opportunity Fund 100.0%.

     Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund and Strong Growth Fund had post-October losses of $709,282, $25,231 and $571,391, respectively, during 2000.

--------------------------------------------------------------------------------
December 31, 2000

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers for the year ended December 31, 2000 is as follows:

                                        Balance of                               Balance of                   Dividend
                                       Shares or Par     Gross      Gross Sales Shares or Par      Value       Income      Realized
                                        Value Held     Purchases        and      Value Held      Dec. 31,   Jan. 1, 2000-    Loss
                                       Jan. 1, 2000  and Additions  Reductions  Dec. 31, 2000      2000     Dec. 31, 2000   on Sale
                                       ------------- -------------  ----------- -------------    --------   -------------  --------
     Strong Discovery Fund
     ---------------------
     Central Garden & Pet Company            501,925        61,800      563,725            --    $     --   $          --  $750,981
     Halsey Drug Company, Inc.
       Common Stock - Restricted              18,460        18,460        9,230        27,690      19,383              --    10,919
     Halsey Drug Company, Inc.
       Convertible Bonds               $     600,000            --           -- $     600,000      96,924              --        --
     Halsey Drug Company, Inc.
       Warrants                               21,429            --           --        21,429       3,386              --        --

     Strong Growth Fund
     ------------------
     Strong Heritage Money Fund -
       Institutional Class                        --    35,000,000           --    35,000,000  35,000,000       1,216,307        --

     Strong Opportunity Fund
     -----------------------
     Strong Heritage Money Fund -
       Institutional Class                        --    30,000,000           --    30,000,000  30,000,000       1,008,879        --

9.   Recent Financial Reporting Pronouncement
     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending December 31, 2001, and do not expect the adoption of the new Guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                               Year Ended
                                                           ---------------------------------------------------
                                                              Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31
Selected Per-Share Data/(a)/                                    2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $18.64    $17.95     $17.00    $17.45    $18.96
Income From Investment Operations:
   Net Investment Income (Loss)                                  0.06     (0.17)     (0.07)    (0.16)    (0.15)
   Net Realized and Unrealized Gains on Investments              0.51      1.08       1.26      2.00      0.35
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              0.57      0.91       1.19      1.84      0.20
Less Distributions:
   From Net Investment Income                                   (0.04)       --         --        --        --
   In Excess of Net Investment Income                              --        --         --        --     (1.12)
   From Net Realized Gains                                      (2.78)    (0.22)     (0.24)    (1.90)    (0.59)
   In Excess of Net Realized Gains                                 --        --         --     (0.39)       --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (2.82)    (0.22)     (0.24)    (2.29)    (1.71)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $16.39    $18.64     $17.95    $17.00    $17.45
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                                  +4.0%     +5.3%      +7.0%    +10.9%     +1.5%
   Net Assets, End of Period (In Millions)                     $  165    $  187     $  322    $  383    $  514
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                             1.5%      1.4%       1.3%      1.4%      1.4%
   Ratio of Expenses to Average Net Assets                        1.5%      1.4%       1.3%      1.4%      1.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets    0.3%     (0.7%)     (0.4%)    (0.9%)    (0.3%)
   Portfolio Turnover Rate                                      481.8%    214.0%     185.9%    169.9%    792.8%

STRONG DOW 30 VALUE FUND
------------------------------------------------------------------------------------------

                                                                      Year Ended
                                                             -----------------------------
                                                               Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                     2000      1999      1998
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $14.22   $ 11.43     $10.00
Income From Investment Operations:
   Net Investment Income                                         0.06      0.05       0.18
   Net Realized and Unrealized Gains (Losses) on Investments    (0.73)     2.79       1.43
------------------------------------------------------------------------------------------
   Total from Investment Operations                             (0.67)     2.84       1.61
Less Distributions:
   From Net Investment Income                                   (0.06)    (0.05)     (0.18)
------------------------------------------------------------------------------------------
   Total Distributions                                          (0.06)    (0.05)     (0.18)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $13.49   $ 14.22     $11.43
==========================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------
   Total Return                                                  -4.8%    +24.9%     +16.1%
   Net Assets, End of Period (In Millions)                     $  160   $   114     $   28
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     1.2%      1.1%       2.0%
   Ratio of Expenses to Average Net Assets                        1.2%      1.1%       0.1%
   Ratio of Net Investment Income to Average Net Assets           0.5%      0.6%       2.1%
   Portfolio Turnover Rate                                       87.1%     64.8%      45.7%

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                                   Period Ended
------------------------------------------------------------------------------------------------------------------------
                                                                      Dec. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2000/(b)/    2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $45.49    $41.52    $29.10    $32.66     $31.36    $28.02
Income From Investment Operations:
   Net Investment Income (Loss)                                          0.01     (0.16)    (0.03)     0.13       0.19      0.24
   Net Realized and Unrealized Gains (Losses) on Investments            (4.81)    12.01     12.84      3.44       6.21      4.65
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (4.80)    11.85     12.81      3.57       6.40      4.89
Less Distributions:
   From Net Investment Income                                              --        --        --     (0.14)     (0.19)    (0.24)
   In Excess of Net Investment Income                                      --        --     (0.01)       --      (0.17)    (0.06)
   From Net Realized Gains                                              (5.92)    (7.88)    (0.38)    (6.89)     (4.74)    (1.25)
   In Excess of Net Realized Gains                                         --        --        --     (0.10)        --        --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (5.92)    (7.88)    (0.39)    (7.13)     (5.10)    (1.55)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $34.77    $45.49    $41.52    $29.10     $32.66    $31.36
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -10.3%    +28.1%    +44.3%    +13.6%     +23.4%    +18.0%
   Net Assets, End of Period (In Millions)                             $1,574    $1,769    $1,253    $  863     $  832    $  760
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                      1.0%*     1.0%      1.0%      1.0%       1.1%      1.1%
   Ratio of Expenses to Average Net Assets                                1.0%*     1.0%      1.0%      1.0%       1.1%      1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.1%*    (0.4%)    (0.1%)     0.4%       0.6%      0.8%
   Portfolio Turnover Rate                                               68.6%    455.0%    402.3%    267.8%     404.6%    502.4%


STRONG MID CAP DISCIPLINED FUND
-----------------------------------------------------------------------------------
                                                                  Year Ended
                                                             ----------------------
                                                               Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                    2000        1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.52       $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.00)/(c)/  (0.10)
   Net Realized and Unrealized Gains on Investments              3.00         3.62
----------------------------------------------------------------------------------
   Total from Investment Operations                              3.00         3.52
Less Distributions:
   From Net Investment Income                                   (0.06)          --
   From Net Realized Gains                                      (0.96)          --
----------------------------------------------------------------------------------
   Total Distributions                                          (1.02)          --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.50       $13.52
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
   Total Return                                                 +22.8%       +35.2%
   Net Assets, End of Period (In Millions)                     $   18       $    6
   Ratio of Expenses to Average Net Assets                        1.9%         2.0%
   Ratio of Net Investment Loss to Average Net Assets            (0.1%)       (0.9%)
   Portfolio Turnover Rate                                      300.6%       245.7%

   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
 (c)  Amount calculated is less than $0.01.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

                                                                         Year Ended
                                                              -----------------------------
                                                               Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                    2000      1999     1998/(b)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.85    $11.25     $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.09)    (0.11)     (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments    (1.19)     3.41       1.28
------------------------------------------------------------------------------------------
   Total from Investment Operations                             (1.28)     3.30       1.25
Less Distributions:
   From Net Realized Gains                                      (0.17)    (0.70)        --
------------------------------------------------------------------------------------------
   Total Distributions                                          (0.17)    (0.70)        --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $12.40    $13.85     $11.25
==========================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------
   Total Return                                                  -9.2%    +29.4%     +12.5%
   Net Assets, End of Period (In Millions)                     $    6    $    5     $    3
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     2.0%      2.0%       2.0%*
   Ratio of Expenses to Average Net Assets                        2.0%      2.0%       2.0%*
   Ratio of Net Investment Loss to Average Net Assets            (0.8%)    (1.1%)     (0.5%)*
   Portfolio Turnover Rate                                      154.9%    178.4%      59.7%


STRONG GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                               Year Ended
-----------------------------------------------------------------------------------------------------------------
                                                              Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                    2000      1999       1998       1997      1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $35.66    $23.25     $18.31       $18.50    $15.88
Income From Investment Operations:
   Net Investment Loss                                          (0.17)    (0.18)     (0.13)       (0.08)    (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments    (3.21)    17.08       5.07         3.41      3.13
-----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (3.38)    16.90       4.94         3.33      3.10
Less Distributions:
   In Excess of Net Investment Income                              --        --         --           --     (0.02)
   From Net Realized Gains                                      (5.23)    (4.49)     (0.00)/(c)/  (2.70)    (0.46)
   In Excess of Net Realized Gains                                 --        --         --        (0.82)       --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (5.23)    (4.49)     (0.00)/(c)/  (3.52)    (0.48)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $27.05    $35.66     $23.25       $18.31    $18.50
-----------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
   Total Return                                                  -9.2%    +75.1%     +27.0%       +19.1%    +19.5%
   Net Assets, End of Period (In Millions)                     $3,411    $3,354     $1,835       $1,597    $1,308
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                             1.2%      1.2%       1.3%         1.3%      1.3%
   Ratio of Expenses to Average Net Assets                        1.2%      1.2%       1.3%         1.3%      1.3%
   Ratio of Net Investment Loss to Average Net Assets            (0.6%)    (0.8%)     (0.7%)       (0.5%)    (0.2%)
   Portfolio Turnover Rate/(d)/                                 366.3%    324.0%     248.6%       295.7%    294.9%

   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b)  For the period from June 30, 1998 (inception) to December 31, 1998.
 (c)  Amount calculated is less than $0.01.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- INSTITUTIONAL CLASS
-----------------------------------------------------------------------

                                                               Period
                                                                Ended
                                                           ------------
                                                             Dec. 31,
Selected Per-Share Data/(a)/                                 2000/(b)/
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $43.74
Income From Investment Operations:
   Net Investment Loss                                          (0.01)
   Net Realized and Unrealized Losses on Investments           (11.33)
-----------------------------------------------------------------------
   Total from Investment Operations                            (11.34)
Less Distributions:
   From Net Realized Gains                                      (5.23)
-----------------------------------------------------------------------
   Total Distributions                                          (5.23)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                 $27.17
-----------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------
   Total Return                                                 -25.7%
   Net Assets, End of Period (In Millions)                     $   18
   Ratio of Expenses to Average Net Assets                        0.8%*
   Ratio of Net Investment Loss to Average Net Assets            (0.1%)*
   Portfolio Turnover Rate/(c)/                                 366.3%


STRONG GROWTH FUND -- ADVISOR CLASS
-----------------------------------------------------------------------

                                                             Period
                                                             Ended
                                                           ------------
                                                             Dec. 31,
Selected Per-Share Data/(a)/                                 2000/(b)/
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $43.74
Income From Investment Operations:
   Net Investment Loss                                          (0.02)
   Net Realized and Unrealized Losses on Investments           (11.53)
-----------------------------------------------------------------------
   Total from Investment Operations                            (11.55)
Less Distributions:
   From Net Realized Gains                                      (5.23)
-----------------------------------------------------------------------
   Total Distributions                                          (5.23)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                 $26.96
-----------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------
   Total Return                                                 -26.2%
   Net Assets, End of Period (In Millions)                     $    4
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     2.0%*
   Ratio of Expenses to Average Net Assets                        1.9%*
   Ratio of Net Investment Loss to Average Net Assets            (0.9%)*
   Portfolio Turnover Rate/(c)/                                 366.3%


   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
 (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------
                                                                              Year Ended
                                                        ------------------------------------------------------
                                                            Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                  2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $44.69    $38.62     $37.41    $35.26     $33.35
Income From Investment Operations:
   Net Investment Income                                      0.17      0.08       0.05      0.10       0.20
   Net Realized and Unrealized Gains on Investments           3.30     12.42       5.68      7.90       5.78
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           3.47     12.50       5.73      8.00       5.98
Less Distributions:
   From Net Investment Income                                (0.17)    (0.08)     (0.05)    (0.10)     (0.20)
   In Excess of Net Investment Income                           --        --         --        --      (0.05)
   From Net Realized Gains                                   (5.64)    (6.35)     (4.47)    (5.75)     (3.82)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (5.81)    (6.43)     (4.52)    (5.85)     (4.07)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $42.35    $44.69     $38.62    $37.41     $35.26
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                               +8.6%    +33.4%     +15.5%    +23.5%     +18.1%
   Net Assets, End of Period (In Millions)                  $3,337    $2,537     $2,038    $1,925     $1,770
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                          1.2%      1.2%       1.2%      1.2%       1.3%
   Ratio of Expenses to Average Net Assets                     1.2%      1.2%       1.2%      1.2%       1.3%
   Ratio of Net Investment Income to Average Net Assets        0.5%      0.2%       0.2%      0.3%       0.6%
   Portfolio Turnover Rate/(b)/                               86.5%     80.8%      86.0%     93.7%     103.3%



STRONG OPPORTUNITY FUND -- ADVISOR CLASS
-------------------------------------------------------------------

                                                           Period
                                                           Ended
                                                        -----------
                                                         Dec. 31,
Selected Per-Share Data/(a)/                             2000/(c)/
-------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $43.16
Income From Investment Operations:
   Net Investment Income                                   0.03
   Net Realized and Unrealized Gains on Investments        4.83
-------------------------------------------------------------------
   Total from Investment Operations                        4.86
Less Distributions:
   From Net Investment Income                             (0.28)
   From Net Realized Gains                                (5.64)
-------------------------------------------------------------------
   Total Distributions                                    (5.92)
-------------------------------------------------------------------
Net Asset Value, End of Period                           $42.10
===================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------
   Total Return                                           +12.1%
   Net Assets, End of Period (In Millions)               $    3
   Ratio of Expenses to Average Net Assets                  1.6%*
   Ratio of Net Investment Income to Average Net Assets     0.1%*
   Portfolio Turnover Rate/(b)/                            86.5%

   * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (c) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000 (Note 1).

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Strong Growth Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Growth Fund, Strong Mid Cap Disciplined Fund, Strong Strategic Growth Fund, Strong Dow 30 Value Fund (four of the portfolios constituting Strong Equity Funds, Inc.), Strong Opportunity Fund, Inc. (one of the portfolios constituting Strong Opportunity Fund, Inc.), Strong Discovery Fund, Inc. and Strong Large Cap Growth Fund, Inc. (all seven collectively referred to herein as the "Strong Growth Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Growth Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt

                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer

                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

          For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10001-0101


          Strong Investments
          P.O. Box 2936   |  Milwaukee, WI 53201
          www.Strong.com

          To order a free prospectus kit, call
          1-800-368-1030

          To learn more about our funds, discuss an existing account, or conduct a transaction, call
          1-800-368-3863

          If you are a Financial Professional, call
          1-800-368-1683

          Visit our web site at
          www.Strong.com

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